UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07797

SunAmerica Series, Inc.
(Exact name of registrant as specified in charter)

Harborside 5, 185 Hudson Street, Jersey City, NJ			07311
(Address of principal executive offices)			(Zip code)

John T. Genoy Senior Vice President SunAmerica Asset Management, LLC Harborside 5, 185 Hudson Street, Jersey City, NJ 07311
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(201) 324-6414

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2019

Item 1. Reports to Stockholders

This filing is on behalf of five of the six series of portfolios of SunAmerica Series, Inc.

ANNUAL REPORT 2019

SunAmerica Series, Inc.

■  AIG Asset Allocation Funds

■  AIG Focused Dividend Strategy Fund

■  AIG Strategic Value Fund

■  AIG Select Dividend Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800-858-8850 or contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. If your account is held directly at the Fund, you can inform the Fund that you wish to receive paper copies of reports by calling 800-858-8850. If your account is held through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive paper will apply to all AIG Funds in which you are invested and may apply to all funds held with your financial intermediary.

aig.com/funds

Table of Contents

A Message from the President	2
Expense Example	4
Statement of Assets and Liabilities	6
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	11
Portfolio of Investments	16
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	50
Approval of the Investment Advisory and Management Agreement	52
Director and Officer Information	57
Shareholder Tax Information	60
Comparisons: Funds vs. The Indices	61

A MESSAGE FROM THE PRESIDENT — (unaudited)

Dear Shareholders:

We are pleased to present this annual update for SunAmerica Series, Inc. (the "Series"), including the AIG Multi-Asset Allocation Fund, AIG Active Allocation Fund, AIG Focused Dividend Strategy Fund, AIG Strategic Value Fund and AIG Select Dividend Growth Fund (the "Funds"), covering the 12-month period ended October 31, 2019.

From a broad perspective, the 12 months ended October 31, 2019 was a period wherein both global equity markets and global fixed income markets overall posted sizable positive gains, while commodities generated negative absolute returns, all amid volatility-inducing headlines involving shifting central bank monetary policies, slowing global economic growth, persistent trade tensions and geopolitical hotspots.

Following a challenging October 2018, global equities enjoyed a brief reprieve as the annual period began in November 2018 on dovish† comments from U.S. Federal Reserve (the "Fed") Chair Powell and seemingly encouraging progress toward China-U.S. trade talks. However, the relief rally proved short-lived, with global equities plunging in December on renewed concerns about slowing global economic growth. During the fourth quarter of 2018, U.S. equities suffered their largest quarterly loss since 2011. European equities ended the quarter lower on concerns about budget negotiations between Italy and the European Union, protests in France, Brexit†† risks and trade developments. Pacific Basin equity markets ended the calendar year on a disappointing note, with Japanese equities underperforming the region by a substantial margin, as increased global economic growth risks weighed on Japan's export-dependent economy. On the monetary policy front, the U.S. Fed raised its interest rates by 25 basis points††† in December to the highest level in a decade. The European Central Bank (ECB) concluded its asset-purchase program but announced it would continue its reinvestment policy for an extended period of time.

During the first ten months of 2019, global equity markets recovered from the widespread volatility seen at the end of 2018, buoyed by seemingly productive trade negotiations between the U.S. and China and by dovish rhetoric and policy actions from the major central banks. Year-to-date through October 31, 2019, the broad equity markets of the U.S., Europe and the Pacific Basin, including Japan, each posted a double-digit gain. The ECB surprised markets by pushing back interest rate increases, slashing its economic growth forecast and announcing an extended liquidity policy. The Fed cut U.S. interest rates in July, September and October – its first cuts since 2008 – in an effort to extend the U.S. economic expansion amid a slowdown in growth and ongoing trade uncertainty. In October, the U.S. and China made what appeared to be substantial progress toward a trade agreement. In Europe, Brexit remained a major concern but the risk of a no-deal departure from the European Union declined after a draft deal was agreed upon in October 2019, though the U.K. Parliament delayed its vote by three months. Other key concerns included persistently sluggish global economic growth and antigovernment protests in Hong Kong, which took a significant toll on its economy.

During the annual period overall, developed market equities, as measured by the MSCI World Index,* modestly outperformed emerging market equities, as measured by the MSCI Emerging Markets Index.* Among the developed markets, U.S. equities, as measured by the S&P 500 Index,* outperformed non-U.S. equities, as measured by the MSCI EAFE Index.* Within the U.S. equity market, large-cap stocks performed best, followed closely by mid-cap stocks and then, at some distance, by small-cap stocks. Growth stocks significantly outpaced valued stocks across the capitalization spectrum.

The broad global fixed income market similarly posted solid gains for the annual period, as trade uncertainties, slowing economic growth concerns and dovish pivots by most major central banks supported a consistent decline in global government bond yields through September 2019 before edging up in October. For the annual period as a whole, U.S. investment grade corporate bonds and emerging markets debt performed best, followed by commercial mortgage-backed securities and U.S. Treasuries. U.S. high yield corporate bonds, mortgage-backed securities and asset-backed securities posted positive returns but underperformed U.S. Treasuries.

Overall, Commodities were volatile during the annual period. The asset class declined at the end of 2018 amid a sharp correction in energy and then realized one of their best quarterly performances in a decade in the first quarter of

A MESSAGE FROM THE PRESIDENT — (unaudited) (continued)

2019 on improved supply and demand fundamentals and more optimistic global trade sentiment. Commodities then declined during the second and third quarters of 2019 before gaining again in October 2019. Much of this volatility during the period can be attributed to fluctuating oil prices.

Whether you invest in any of our Funds separately or you invest in a mix of AIG Funds through our Asset Allocation Strategies, we believe our mutual funds may provide valuable tools for investors and their financial advisors to help optimize their asset allocations amid whatever market conditions may arise.

On the following pages, you will find financial statements and portfolio information for each of the Series Funds for the annual period ended October 31, 2019. You will also find a comprehensive review of the Funds' performance and management strategies.

Thank you for being a part of the Series Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the future. As always, if you have any questions regarding your investments, please contact your financial advisor or get in touch with us directly at 800-858-8850 or via our website at www.aig.com/funds.

Sincerely,

Sharon French
President & CEO
SunAmerica Asset Management, LLC

Past performance is no guarantee of future results. Diversification and asset allocation do not guarantee a profit nor protect against a loss.

†  Dovish language tends to suggest lower interest rates; opposite of hawkish.

††  Brexit indicates the U.K.'s path out of the European Union.

†††  A basis point is 1/100th of a percentage point.

*  The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of 23 developed markets. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of 26 emerging markets. The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely-recognized as representative of the performance of the U.S. stock market. The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of 21 developed markets, excluding the US & Canada. Indices are not managed and an investor cannot invest directly into an index.

Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. The AIG Focused Dividend Strategy Fund holds up to 30 high dividend yielding common stocks selected annually from the Dow Jones Industrial Average and the broader market. The AIG Select Dividend Growth Fund holds up to 40 high-dividend yielding common stocks selected annually from the Russell 1000 Index. The AIG Active Allocation Fund and AIG Multi-Asset Allocation Fund are funds-of-funds, allocated and monitored by SunAmerica Asset Management, LLC.

EXPENSE EXAMPLE — October 31, 2019 — (unaudited)

Disclosure of Fund Expenses in Shareholder Reports

As a shareholder of a Fund in the SunAmerica Series, Inc. (the "Series"), you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges and (2) ongoing costs, including management fees, distribution and account maintenance fees and other Fund expenses. The example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at May 1, 2019 and held until October 31, 2019.

Actual Expenses

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended October 31, 2019" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class W, the "Expenses Paid During the Six Months Ended October 31, 2019" column and the "Annualized Expense Ratio" column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2019" column and the "Annualized Expense Ratio" column do not include administrative fees that may apply to qualified retirement plan accounts. See the Funds' Prospectuses, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended October 31, 2019" column would have been higher and the "Ending Account Value" column would have been lower.

Hypothetical Example for Comparison Purposes

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class W, the "Expenses Paid During the Six Months Ended October 31, 2019" column and the "Annualized Expense Ratio" column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2019" column and the "Annualized Expense Ratio" column do not include administrative fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Funds' Prospectuses, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended October 31, 2019" column would have been higher and the "Ending Account Value" column would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable, to your account. Please refer to the Funds' Prospectuses, your retirement plan document and/or material from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

EXPENSE EXAMPLE — October 31, 2019 — (unaudited) (continued)

	Actual			Hypothetical
Fund	Beginning Account Value At May 1, 2019	Ending Account Value Using Actual Return at October 31, 2019	Expenses Paid During the Six Months Ended October 31, 2019*	Beginning Account Value At May 1, 2019	Ending Account Value Using a Hypothetical 5% Annual Return at October 31, 2019*	Expenses Paid During the Six Months Ended October 31, 2019*	Annualized Expense Ratio*
AIG Multi-Asset Allocation Fund†
Class A	$1,000.00	$1,002.22	$1.16	$1,000.00	$1,024.05	$1.17	0.23%
Class B#	$1,000.00	$998.33	$4.53	$1,000.00	$1,020.67	$4.58	0.90%
Class C#	$1,000.00	$998.33	$4.53	$1,000.00	$1,020.67	$4.58	0.90%
AIG Active Allocation Fund†
Class A#	$1,000.00	$998.28	$1.26	$1,000.00	$1,023.95	$1.28	0.25%
Class B#	$1,000.00	$995.40	$4.53	$1,000.00	$1,020.67	$4.58	0.90%
Class C#	$1,000.00	$995.39	$4.53	$1,000.00	$1,020.67	$4.58	0.90%
AIG Focused Dividend Strategy Fund
Class A	$1,000.00	$993.95	$5.33	$1,000.00	$1,019.86	$5.40	1.06%
Class B	$1,000.00	$990.54	$8.58	$1,000.00	$1,016.59	$8.69	1.71%
Class C	$1,000.00	$990.47	$8.53	$1,000.00	$1,016.64	$8.64	1.70%
Class W	$1,000.00	$995.14	$4.27	$1,000.00	$1,020.92	$4.33	0.85%
AIG Strategic Value Fund
Class A	$1,000.00	$1,001.43	$7.42	$1,000.00	$1,017.80	$7.48	1.47%
Class C	$1,000.00	$997.27	$11.23	$1,000.00	$1,013.96	$11.32	2.23%
Class W#	$1,000.00	$1,001.07	$7.67	$1,000.00	$1,017.54	$7.73	1.52%
AIG Select Dividend Growth Fund
Class A#	$1,000.00	$1,008.55	$5.72	$1,000.00	$1,019.51	$5.75	1.13%
Class C#	$1,000.00	$1,005.20	$9.00	$1,000.00	$1,016.23	$9.05	1.78%
Class W#	$1,000.00	$1,010.46	$4.71	$1,000.00	$1,020.52	$4.74	0.93%

*  Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days then divided by 365 days (to reflect the one-half year period). These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to the Funds' prospectuses, your retirement plan document and/or materials from your financial adviser for more information.

#  During the stated period, the investment adviser either waived a portion of or all of the fees and assumed a portion of or all expenses for the Funds or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2019" and the "Annualized Expense Ratio" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2019" and the "Annualized Expense Ratio" would have been lower.

†  Does not include the expenses of the underlying funds that the Funds bear indirectly. If these indirect expenses had been included, the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2019" and the "Annualized Expense Ratio" would have been higher and the "Actual/Hypothetical Ending Account Value" would have been lower.

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2019

	AIG Multi-Asset Allocation Fund	AIG Active Allocation Fund	AIG Focused Dividend Strategy Fund	AIG Strategic Value Fund	AIG Select Dividend Growth Fund
ASSETS:
Investments at value (unaffiliated)*	$—	$—	$9,146,850,025	$198,588,927	$43,337,125
Investments at value (affiliated)*	222,164,943	124,614,659	—	—	—
Repurchase agreements (cost approximates value)	—	—	60,794,000	1,559,000	397,000
Cash	—	31,692	598	822	381
Receivable for:
Fund shares sold	139,572	3,411	4,904,048	6,713	24
Dividends and interest	—	—	19,725,875	267,911	54,526
Investments sold	—	70,512	5,610,486	—	—
Prepaid expenses and other assets	5,754	5,688	19,418	6,646	5,601
Due from investment adviser for expense reimbursements/fee waivers	3,886	7,430	—	—	4,227
Total assets	222,314,155	124,733,392	9,237,904,450	200,430,019	43,798,884
LIABILITIES:
Payable for:
Fund shares redeemed	104,063	111,866	20,892,112	117,662	84,810
Investments purchased	—	102,204	5,317,992	—	—
Investment advisory and management fees	18,678	10,511	3,522,442	125,611	27,321
Distribution and account maintenance fees	15,711	12,071	3,021,995	62,417	14,775
Service fees—Class W	—	—	528,120	719	282
Transfer agent fees and expenses	16,120	9,776	1,796,268	49,786	9,707
Directors' fees and expenses	1,927	1,711	37,993	1,154	219
Other accrued expenses	139,944	110,469	1,413,440	72,262	83,214
Due to investment adviser for expense recoupments	—	—	—	5,552	—
Total liabilities	296,443	358,608	36,530,362	435,163	220,328
Net Assets	$222,017,712	$124,374,784	$9,201,374,088	$199,994,856	$43,578,556
*Cost
Investments (unaffiliated)	$—	$—	$8,744,029,587	$189,401,950	$40,528,572
Investments (affiliated)	$220,469,085	$123,315,608	$—	$—	$—

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2019 — (continued)

	AIG Multi-Asset Allocation Fund	AIG Active Allocation Fund	AIG Focused Dividend Strategy Fund	AIG Strategic Value Fund	AIG Select Dividend Growth Fund
NET ASSETS REPRESENTED BY:
Common stock, $0.0001 par value (3 billion shares authorized)	$1,229	$746	$53,788	$715	$296
Paid-in capital	212,065,924	116,429,704	8,468,413,739	184,354,658	42,322,756
	212,067,153	116,430,450	8,468,467,527	184,355,373	42,323,052
Total accumulated earnings (loss)	9,950,559	7,944,334	732,906,561	15,639,483	1,255,504
Net Assets	$222,017,712	$124,374,784	$9,201,374,088	$199,994,856	$43,578,556
Class A:
Net assets	$193,501,881	$102,719,882	$2,381,987,119	$184,235,044	$36,414,840
Shares outstanding	10,705,440	6,151,377	138,740,344	6,558,667	2,468,677
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$18.08	$16.70	$17.17	$28.09	$14.75
Maximum sales charge (5.75% of offering price)	1.10	1.02	1.05	1.71	0.90
Maximum offering price to public	$19.18	$17.72	$18.22	$29.80	$15.65
Class B:
Net assets	$12,599,379	$8,172,398	$303,543,257	$—	$—
Shares outstanding	700,577	494,399	17,844,898	—	—
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$17.98	$16.53	$17.01	$—	$—
Class C:
Net assets	$15,916,452	$13,482,504	$2,421,727,952	$10,034,586	$4,905,850
Shares outstanding	885,919	812,379	142,450,636	391,931	334,605
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$17.97	$16.60	$17.00	$25.60	$14.66
Class W:
Net assets	$—	$—	$4,094,115,760	$5,725,226	$2,257,866
Shares outstanding	—	—	238,845,691	203,963	153,748
Net asset value, offering and redemption price per share	$—	$—	$17.14	$28.07	$14.69

See Notes to Financial Statements.

STATEMENT OF OPERATIONS — For the year ended October 31, 2019

	AIG Multi-Asset Allocation Fund	AIG Active Allocation Fund	AIG Focused Dividend Strategy Fund	AIG Strategic Value Fund	AIG Select Dividend Growth Fund
INVESTMENT INCOME:
Dividends (unaffiliated)	$—	$—	$421,651,697	$5,918,414	$1,488,634
Dividends (affiliated)	4,332,865	2,505,635	—	—	—
Interest (unaffiliated)	—	—	323,005	7,778	2,207
Total investment income	4,332,865	2,505,635	421,974,702	5,926,192	1,490,841
Expenses:
Investment advisory and management fees	228,451	128,702	47,052,559	1,539,240	323,241
Distribution and account maintenance fees:
Class A	—	—	10,347,276	655,467	126,832
Class B	89,131	59,807	3,377,575	—	—
Class C	118,114	100,149	27,909,475	114,787	43,298
Service fees—Class W	—	—	6,823,930	6,367	2,765
Transfer agent fees and expenses:
Class A	56,082	29,420	6,653,385	459,672	84,286
Class B	7,154	5,097	762,560	—	—
Class C	7,716	6,442	6,210,763	31,180	11,475
Class W	—	—	10,136,141	12,506	4,168
Registration fees:
Class A	30,817	26,946	66,152	18,916	23,480
Class B	14,741	14,300	17,084	—	—
Class C	15,097	15,370	47,969	9,684	14,993
Class W	—	—	72,607	12,882	12,827
Custodian and accounting fees	17,617	17,987	960,098	39,582	24,998
Reports to shareholders	62,225	25,520	888,106	42,093	20,102
Audit and tax fees	40,721	41,925	56,136	56,255	42,628
Legal fees	19,102	16,360	293,159	28,157	22,404
Directors' fees and expenses	15,416	9,284	743,585	12,685	2,222
Interest expense	—	—	90,740	726	253
Other expenses	23,727	23,189	267,468	28,700	23,921
Total expenses before fee waivers, expense reimbursements, and expense recoupments	746,111	520,498	122,776,768	3,068,899	783,893
Net (fees waived and expenses reimbursed)/recouped by investment advisor/distributor (Note 3)	(19,634)	(37,043)	—	(3,406)	(259,723)
Net expenses	726,477	483,455	122,776,768	3,065,493	524,170
Net investment income (loss)	3,606,388	2,022,180	299,197,934	2,860,699	966,671
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	—	—	443,323,692	4,177,172	(1,612,217)
Net realized gain (loss) on investments (affiliated)	(1,478,937)	103,102		—	—
Net realized gain (loss) from capital gain distributions from underlying funds (affiliated)	15,495,948	9,251,479	—	—	—
Net realized gain (loss) on investments and foreign currencies	14,017,011	9,354,581	443,323,692	4,177,172	(1,612,217)
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	—	—	(266,548,829)	1,146,579	4,302,759
Change in unrealized appreciation (depreciation) on investments (affiliated)	(8,372,164)	(5,267,524)	—	—	—
Net unrealized gain (loss) on investments and foreign currencies	(8,372,164)	(5,267,524)	(266,548,829)	1,146,579	4,302,759
Net realized and unrealized gain (loss) on investments and foreign currencies	5,644,847	4,087,057	176,774,863	5,323,751	2,690,542
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,251,235	$6,109,237	$475,972,797	$8,184,450	$3,657,213

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

	AIG Multi-Asset Allocation Fund		AIG Active Allocation Fund
	For the year ended October 31, 2019	For the year ended October 31, 2018	For the year ended October 31, 2019	For the year ended October 31, 2018
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$3,606,388	$3,190,438	$2,022,180	$1,968,216
Net realized gain (loss) on investments and foreign currencies	14,017,011	10,165,042	9,354,581	7,787,655
Net unrealized gain (loss) on investments and foreign currencies	(8,372,164)	(13,581,452)	(5,267,524)	(9,248,330)
Net increase (decrease) in net assets resulting from operations	9,251,235	(225,972)	6,109,237	507,541
Distributions to shareholders from:
Distributable earnings (Class A)	(5,114,815)	(3,896,711)	(7,522,055)	(2,512,203)
Distributable earnings (Class B)	(286,748)	(303,311)	(678,465)	(243,045)
Distributable earnings (Class C)	(382,664)	(1,351,953)	(1,100,383)	(809,157)
Distributable earnings (Class I)†	—	(7,622)	—	(12,814)
Distributable earnings (Class W)	—	—	—	—
Total distributions to shareholders	(5,784,227)	(5,559,597)	(9,300,903)	(3,577,219)
Net increase (decrease) in net assets resulting from capital share transactions (Note 7)	(20,813,439)	(27,540,753)	(6,854,455)	(14,914,714)
Total increase (decrease) in net assets	(17,346,431)	(33,326,322)	(10,046,121)	(17,984,392)
NET ASSETS:
Beginning of period	239,364,143	272,690,465	134,420,905	152,405,297
End of period	$222,017,712	$239,364,143	$124,374,784	$134,420,905

† See Note 1

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	AIG Focused Dividend Strategy Fund		AIG Strategic Value Fund		AIG Select Dividend Growth Fund
	For the year ended October 31, 2019	For the year ended October 31, 2018	For the year ended October 31, 2019	For the year ended October 31, 2018	For the year ended October 31, 2019	For the year ended October 31, 2018
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$299,197,934	$347,347,080	$2,860,699	$2,323,518	$966,671	$579,868
Net realized gain (loss) on investments and foreign currencies	443,323,692	739,889,092	4,177,172	20,685,392	(1,612,217)	5,673,313
Net unrealized gain (loss) on investments and foreign currencies	(266,548,829)	(641,893,524)	1,146,579	(20,465,571)	4,302,759	(4,537,487)
Net increase (decrease) in net assets resulting from operations	475,972,797	445,342,648	8,184,450	2,543,339	3,657,213	1,715,694
Distributions to shareholders from:
Distributable earnings (Class A)	(239,140,149)	(443,791,376)	(21,467,180)	(1,501,993)	(5,945,197)	(2,824,812)
Distributable earnings (Class B)	(24,214,120)	(39,878,553)	—	—	—	—
Distributable earnings (Class C)	(199,817,695)	(343,002,522)	(1,223,388)	(128,012)	(338,984)	(110,023)
Distributable earnings (Class I)†	—	—	—	—	—	—
Distributable earnings (Class W)	(368,354,793)	(580,512,378)	(435,879)	(22,458)	(227,018)	(51,525)
Total distributions to shareholders	(831,526,757)	(1,407,184,829)	(23,126,447)	(1,652,463)	(6,511,199)	(2,986,360)
Net increase (decrease) in net assets resulting from capital share transactions (Note 7)	(2,824,380,043)	(862,553,499)	2,056,751	(27,183,754)	6,549,258	(2,143,707)
Total increase (decrease) in net assets	(3,179,934,003)	(1,824,395,680)	(12,885,246)	(26,292,878)	3,695,272	(3,414,373)
NET ASSETS:
Beginning of period	12,381,308,091	14,205,703,771	212,880,102	239,172,980	39,883,284	43,297,657
End of period	$9,201,374,088	$12,381,308,091	$199,994,856	$212,880,102	$43,578,556	$39,883,284

† See Note 1

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
AIG MULTI-ASSET ALLOCATION FUND
Class A
10/31/15	$16.17	$0.17	$(0.09)	$0.08	$(0.25)	$—	$(0.25)	$16.00	0.51%	$165,216	0.19%		1.02%		3%
10/31/16	16.00	0.18	0.18	0.36	(0.25)	—	(0.25)	16.11	2.33	154,476	0.20		1.14		18
10/31/17	16.11	0.22	2.14	2.36	(0.21)	—	(0.21)	18.26	14.75	169,484	0.20		1.26		12
10/31/18	18.26	0.25	(0.30)	(0.05)	(0.42)	—	(0.42)	17.79	(0.30)	203,084	0.24		1.35		7
10/31/19	17.79	0.29	0.45	0.74	(0.45)	—	(0.45)	18.08	4.34	193,502	0.22		1.67		5
Class B
10/31/15	$16.04	$0.06	$(0.09)	$(0.03)	$(0.13)	$—	$(0.13)	$15.88	(0.17)%	$26,435	0.90%		0.35%		3%
10/31/16	15.88	0.07	0.19	0.26	(0.13)	—	(0.13)	16.01	1.65	21,705	0.88		0.45		18
10/31/17	16.01	0.10	2.13	2.23	(0.09)	—	(0.09)	18.15	13.95	19,438	0.90	(4)	0.56	(4)	12
10/31/18	18.15	0.13	(0.30)	(0.17)	(0.29)	—	(0.29)	17.69	(0.99)	15,408	0.90	(4)	0.71	(4)	7
10/31/19	17.69	0.18	0.44	0.62	(0.33)	—	(0.33)	17.98	3.61	12,599	0.90	(4)	1.01	(4)	5
Class C
10/31/15	$16.05	$0.06	$(0.09)	$(0.03)	$(0.14)	$—	$(0.14)	$15.88	(0.15)%	$105,928	0.84%		0.39%		3%
10/31/16	15.88	0.08	0.18	0.26	(0.14)	—	(0.14)	16.00	1.67	92,667	0.84		0.50		18
10/31/17	16.00	0.11	2.13	2.24	(0.10)	—	(0.10)	18.14	14.05	83,432	0.84		0.62		12
10/31/18	18.14	0.15	(0.32)	(0.17)	(0.30)	—	(0.30)	17.67	(0.99)	20,872	0.89		0.78		7
10/31/19	17.67	0.18	0.45	0.63	(0.33)	—	(0.33)	17.97	3.66	15,916	0.90	(4)	0.99	(4)	5

(1)  Calculated based upon average shares outstanding.

(2)  Total return does not reflect sales load. It does include expense reimbursements (recoupments).

(3)  Does not include underlying fund expenses that the Funds bear indirectly.

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/15	10/31/16	10/31/17	10/31/18	10/31/19
AIG Multi-Asset Allocation Class B	—%	—%	0.01%	0.07%	0.09%
AIG Multi-Asset Allocation Class C	—	—	—	—	0.04

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
AIG ACTIVE ALLOCATION FUND
Class A
10/31/15	$15.65	$0.23	$(0.17)	$0.06	$(0.28)	$—	$(0.28)	$15.43	0.37%	$85,145	0.22%		1.48%		6%
10/31/16	15.43	0.23	0.16	0.39	(0.31)	—	(0.31)	15.51	2.59	79,796	0.22		1.53		29
10/31/17	15.51	0.25	2.03	2.28	(0.24)	—	(0.24)	17.55	14.81	91,194	0.23		1.51		12
10/31/18	17.55	0.26	(0.23)	0.03	(0.45)	—	(0.45)	17.13	0.10	106,578	0.25	(4)	1.49	(4)	17
10/31/19	17.13	0.28	0.51	0.79	(0.44)	(0.78)	(1.22)	16.70	5.06	102,720	0.25	(4)	1.69	(4)	14
Class B
10/31/15	$15.52	$0.13	$(0.19)	$(0.06)	$(0.17)	$—	$(0.17)	$15.29	(0.38)%	$15,704	0.90	%(4)	0.81	%(4)	6%
10/31/16	15.29	0.13	0.17	0.30	(0.21)	—	(0.21)	15.38	1.98	14,091	0.90	(4)	0.85	(4)	29
10/31/17	15.38	0.14	2.01	2.15	(0.13)	—	(0.13)	17.40	14.02	13,031	0.90	(4)	0.84	(4)	12
10/31/18	17.40	0.15	(0.24)	(0.09)	(0.34)	—	(0.34)	16.97	(0.56)	10,651	0.90	(4)	0.85	(4)	17
10/31/19	16.97	0.18	0.49	0.67	(0.33)	(0.78)	(1.11)	16.53	4.35	8,172	0.90	(4)	1.06	(4)	14
Class C
10/31/15	$15.57	$0.13	$(0.18)	$(0.05)	$(0.17)	$—	$(0.17)	$15.35	(0.28)%	$60,073	0.87%		0.84%		6%
10/31/16	15.35	0.14	0.16	0.30	(0.21)	—	(0.21)	15.44	2.01	52,428	0.86		0.90		29
10/31/17	15.44	0.14	2.02	2.16	(0.13)	—	(0.13)	17.47	14.06	47,569	0.88		0.86		12
10/31/18	17.47	0.16	(0.26)	(0.10)	(0.34)	—	(0.34)	17.03	(0.61)	17,192	0.90	(4)	0.86	(4)	17
10/31/19	17.03	0.17	0.51	0.68	(0.33)	(0.78)	(1.11)	16.60	4.39	13,483	0.90	(4)	1.06	(4)	14

(1)  Calculated based upon average shares outstanding.

(2)  Total return does not reflect sales load. It does include expense reimbursements (recoupments).

(3)  Does not include underlying fund expenses that the Funds bear indirectly.

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/15	10/31/16	10/31/17	10/31/18	10/31/19
AIG Active Allocation Class A	—%	—%	—%	0.01%	0.01%
AIG Active Allocation Class B	0.04	0.08	0.05	0.12	0.15
AIG Active Allocation Class C	—	—	—	0.03	0.09

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets	Ratio of net investment income (loss) to average net assets	Port- folio Turn- over
AIG FOCUSED DIVIDEND STRATEGY FUND
Class A
10/31/15	$18.10	$0.39	$0.62	$1.01	$(0.42)	$(1.08)	$(1.50)	$17.61	6.32%	$4,213,860	1.06%	2.26%	56%
10/31/16	17.61	0.51	0.12	0.63	(0.42)	(1.16)	(1.58)	16.66	4.38	4,849,219	1.05	3.16	60
10/31/17	16.66	0.45	2.28	2.73	(0.54)	(0.04)	(0.58)	18.81	16.57	4,598,192	1.04	2.52	45
10/31/18	18.81	0.47	0.15	0.62	(0.44)	(1.44)	(1.88)	17.55	3.03	3,570,189	1.04	2.57	38
10/31/19	17.55	0.50	0.39	0.89	(0.49)	(0.78)	(1.27)	17.17	5.42	2,381,987	1.05	2.90	37
Class B
10/31/15	$17.99	$0.28	$0.61	$0.89	$(0.31)	$(1.08)	$(1.39)	$17.49	5.61%	$337,033	1.71%	1.61%	56%
10/31/16	17.49	0.41	0.13	0.54	(0.32)	(1.16)	(1.48)	16.55	3.79	381,223	1.70	2.53	60
10/31/17	16.55	0.33	2.25	2.58	(0.43)	(0.04)	(0.47)	18.66	15.73	424,998	1.69	1.85	45
10/31/18	18.66	0.35	0.15	0.50	(0.32)	(1.44)	(1.76)	17.40	2.37	378,559	1.69	1.92	38
10/31/19	17.40	0.38	0.39	0.77	(0.38)	(0.78)	(1.16)	17.01	4.72	303,543	1.70	2.26	37
Class C
10/31/15	$17.98	$0.28	$0.61	$0.89	$(0.31)	$(1.08)	$(1.39)	$17.48	5.63%	$3,008,527	1.71%	1.61%	56%
10/31/16	17.48	0.40	0.13	0.53	(0.32)	(1.16)	(1.48)	16.53	3.75	3,628,575	1.70	2.51	60
10/31/17	16.53	0.33	2.26	2.59	(0.43)	(0.04)	(0.47)	18.65	15.80	3,682,928	1.69	1.87	45
10/31/18	18.65	0.35	0.14	0.49	(0.32)	(1.44)	(1.76)	17.38	2.31	3,142,587	1.69	1.92	38
10/31/19	17.38	0.38	0.39	0.77	(0.37)	(0.78)	(1.15)	17.00	4.78	2,421,728	1.70	2.27	37
Class W
10/31/15	$18.09	$0.42	$0.63	$1.05	$(0.46)	$(1.08)	$(1.54)	$17.60	6.55%	$2,360,858	0.86%	2.46%	56%
10/31/16	17.60	0.53	0.14	0.67	(0.46)	(1.16)	(1.62)	16.65	4.60	3,523,472	0.85	3.30	60
10/31/17	16.65	0.47	2.29	2.76	(0.58)	(0.04)	(0.62)	18.79	16.80	5,499,586	0.84	2.67	45
10/31/18	18.79	0.51	0.15	0.66	(0.49)	(1.44)	(1.93)	17.52	3.21	5,289,972	0.84	2.77	38
10/31/19	17.52	0.53	0.39	0.92	(0.52)	(0.78)	(1.30)	17.14	5.66	4,094,116	0.85	3.13	37

(1)  Calculated based upon average shares outstanding.

(2)  Total return does not reflect sales load.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
AIG STRATEGIC VALUE FUND
Class A
10/31/15	$25.87	$0.36	$(0.22)	$0.14	$(0.27)	$—	$(0.27)	$25.74	0.56%	$186,699	1.43%		1.39%		57%
10/31/16	25.74	0.37	0.10	0.47	(0.36)	—	(0.36)	25.85	1.88	175,724	1.42		1.47		56
10/31/17	25.85	0.26	4.63	4.89	(0.36)	—	(0.36)	30.38	19.04	186,261	1.42		0.90		52
10/31/18	30.38	0.34	(0.08)	0.26	(0.25)	—	(0.25)	30.39	0.82	197,855	1.45		1.08		46
10/31/19	30.39	0.40	0.63	1.03	(0.37)	(2.96)	(3.33)	28.09	4.08	184,235	1.45		1.44		54
Class C
10/31/15	$23.96	$0.18	$(0.20)	$(0.02)	$(0.13)	$—	$(0.13)	$23.81	(0.09)%	$54,893	2.09%		0.73%		57%
10/31/16	23.81	0.19	0.10	0.29	(0.21)	—	(0.21)	23.89	1.24	52,036	2.08		0.80		56
10/31/17	23.89	0.07	4.28	4.35	(0.20)	—	(0.20)	28.04	18.26	50,353	2.08		0.25		52
10/31/18	28.04	0.13	(0.11)	0.02	(0.07)	—	(0.07)	27.99	0.07	11,145	2.15		0.40		46
10/31/19	27.99	0.17	0.57	0.74	(0.17)	(2.96)	(3.13)	25.60	3.26	10,035	2.20		0.69		54
Class W
04/20/17@-10/31/17	$28.02	$0.09	$2.26	$2.35	$—	$—	$—	$30.37	8.39%	$2,559	1.52	%(3)(4)	0.58	%(3)(4)	52%
10/31/18	30.37	0.31	(0.07)	0.24	(0.23)	—	(0.23)	30.38	0.76	3,881	1.52	(4)	1.00	(4)	46
10/31/19	30.38	0.36	0.65	1.01	(0.36)	(2.96)	(3.32)	28.07	3.99	5,725	1.52	(4)	1.34	(4)	54

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments).

(3)  Annualized

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/17		10/31/18	10/31/19
AIG Strategic Value Class W	3.25	%(3)	(0.14)%	0.08%

@  Inception date of class.

See Notes to Financial Statement

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets(3)	Port- folio Turn- over
AIG SELECT DIVIDEND GROWTH FUND
Class A
10/31/15	$15.74	$0.34	$(0.04)	$0.30	$(0.34)	$(0.02)	$(0.36)	$15.68	1.94%	$52,244	1.48%	2.08%	79%
10/31/16	15.68	0.24	0.71	0.95	(0.24)	(1.46)	(1.70)	14.93	7.20	39,422	1.56	1.65	69
10/31/17	14.93	0.25	2.29	2.54	(0.27)	(0.25)	(0.52)	16.95	17.19	40,917	1.63	1.57	72
10/31/18	16.95	0.23	0.40	0.63	(0.24)	(0.93)	(1.17)	16.41	3.54	36,825	1.68	1.34	77
10/31/19	16.41	0.33	0.65	0.98	(0.33)	(2.31)	(2.64)	14.75	7.51	36,415	1.16	2.32	66
Class C
10/31/15	$15.73	$0.06	$0.09	$0.15	$(0.24)	$(0.02)	$(0.26)	$15.62	0.96%	$1,351	2.37%	0.41%	79%
10/31/16	15.62	0.10	0.74	0.84	(0.12)	(1.46)	(1.58)	14.88	6.36	1,161	2.37	0.73	69
10/31/17	14.88	0.12	2.29	2.41	(0.16)	(0.25)	(0.41)	16.88	16.34	1,746	2.37	0.79	72
10/31/18	16.88	0.11	0.39	0.50	(0.12)	(0.93)	(1.05)	16.33	2.79	1,907	2.37	0.64	77
10/31/19	16.33	0.21	0.67	0.88	(0.24)	(2.31)	(2.55)	14.66	6.84	4,906	1.79	1.56	66
Class W
10/31/15	$15.74	$0.32	$(0.03)	$0.29	$(0.36)	$(0.02)	$(0.38)	$15.65	1.86%	$108	1.52%	2.01%	79%
10/31/16	15.65	0.21	0.75	0.96	(0.26)	(1.46)	(1.72)	14.89	7.25	241	1.52	1.56	69
10/31/17	14.89	0.24	2.32	2.56	(0.29)	(0.25)	(0.54)	16.91	17.37	635	1.52	1.55	72
10/31/18	16.91	0.25	0.40	0.65	(0.27)	(0.93)	(1.20)	16.36	3.70	1,151	1.52	1.46	77
10/31/19	16.36	0.34	0.67	1.01	(0.37)	(2.31)	(2.68)	14.69	7.76	2,258	0.95	2.46	66

(1)  Calculated based upon average shares outstanding.

(2)  Total return does not reflect sales load. It does include expense reimbursements (recoupments).

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/15	10/31/16	10/31/17	10/31/18	10/31/19
AIG Select Dividend Growth Class A	0.11%	0.02%	0.00%	0.01%	0.55%
AIG Select Dividend Growth Class C	2.01	0.64	0.88	0.47	0.83
AIG Select Dividend Growth Class W	19.46	5.19	2.18	1.01	1.19

See Notes to Financial Statements

AIG Multi-Asset Allocation Fund

PORTFOLIO PROFILE — October 31, 2019 — (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	49.9%
Domestic Fixed Income Investment Companies	20.1
Global Strategies Investment Companies	10.5
Foreign Equity Investment Companies	10.1
Commodity Strategy Investment Companies	9.5
100.1%

* Calculated as a percentage of net assets

AIG Multi-Asset Allocation Fund@

PORTFOLIO OF INVESTMENTS — October 31, 2019

Security Description	Shares	Value (Note 2)
AFFILIATED REGISTERED INVESTMENT COMPANIES#—100.1%
Commodity Strategy Investment Companies—9.5%
SunAmerica Specialty Series, AIG Commodity Strategy Fund, Class A (cost $24,374,691)	3,210,021	$20,929,336
Domestic Equity Investment Companies—49.9%
SunAmerica Series, Inc., AIG Focused Dividend Strategy Fund, Class A	388,339	6,667,788
SunAmerica Series, Inc., AIG Select Dividend Growth Fund, Class A	1,535,815	22,653,268
SunAmerica Series, Inc., AIG Strategic Value Fund, Class A	788,741	22,155,740
SunAmerica Specialty Series, AIG ESG Dividend Fund, Class A	1,042,806	15,600,382
SunAmerica Specialty Series, AIG Focused Alpha Large-Cap Fund, Class A	314,387	8,978,897
SunAmerica Specialty Series, AIG Focused Growth Fund, Class A	505,347	12,876,248
SunAmerica Specialty Series, AIG Small-Cap Fund, Class A	1,334,587	21,913,918
Total Domestic Equity Investment Companies (cost $104,215,763)		110,846,241
Domestic Fixed Income Investment Companies—20.1%
SunAmerica Income Funds, AIG Flexible Credit Fund, Class A	2,734,614	8,996,878
SunAmerica Income Funds, AIG Strategic Bond Fund, Class A	2,837,965	9,592,322
SunAmerica Income Funds, AIG U.S. Government Securities Fund, Class A	2,418,002	22,535,778
SunAmerica Senior Floating Rate Fund, Inc., AIG Senior Floating Rate Fund, Class A	449,760	3,521,624
Total Domestic Fixed Income Investment Companies (cost $45,271,968)		44,646,602
Security Description	Shares	Value (Note 2)
Foreign Equity Investment Companies—10.1%
SunAmerica Equity Funds, AIG International Dividend Strategy Fund, Class A	1,852,338	$15,207,694
SunAmerica Equity Funds, AIG Japan Fund, Class A	1,022,854	7,180,432
Total Foreign Equity Investment Companies (cost $23,892,778)		22,388,126
Global Strategies Investment Companies—10.5%
SunAmerica Specialty Series, AIG Income Explorer Fund, Class A (cost $22,713,885)	1,498,053	23,354,638
TOTAL INVESTMENTS (cost $220,469,085)(1)	100.1%	222,164,943
Liabilities in excess of other assets	(0.1)	(147,231)
NET ASSETS	100.0%	$222,017,712

#  See Note 5

@ The AIG Multi-Asset Allocation Fund invests in various AIG Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds, including such funds' prospectuses and shareholder reports, are available on our website, www.aig.com/funds.

(1) See Note 6 for cost of investments on a tax basis.

AIG Multi-Asset Allocation Fund

PORTFOLIO OF INVESTMENTS — October 31, 2019 — (continued)

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2019 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Affiliated Registered Investment Companies	$222,164,943	$—	$—	$222,164,943

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

AIG Active Allocation Fund

PORTFOLIO PROFILE — October 31, 2019 — (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	48.2%
Domestic Fixed Income Investment Companies	34.8
Foreign Equity Investment Companies	11.1
Commodity Strategy Investment Companies	3.5
Global Strategies Investment Companies	2.6
100.2%

* Calculated as a percentage of net assets

AIG Active Allocation Fund@

PORTFOLIO OF INVESTMENTS — October 31, 2019

Security Description	Shares	Value (Note 2)
AFFILIATED REGISTERED INVESTMENT COMPANIES#—100.2%
Commodity Strategy Investment Companies—3.5%
SunAmerica Specialty Series, AIG Commodity Strategy Fund, Class A (cost $4,664,762)	662,107	$4,316,938
Domestic Equity Investment Companies—48.2%
SunAmerica Series, Inc., AIG Focused Dividend Strategy Fund, Class A	349,807	6,006,178
SunAmerica Series, Inc., AIG Select Dividend Growth Fund, Class A	512,000	7,552,001
SunAmerica Series, Inc., AIG Strategic Value Fund, Class A	397,444	11,164,211
SunAmerica Specialty Series, AIG ESG Dividend Fund, Class A	256,045	3,830,432
SunAmerica Specialty Series, AIG Focused Alpha Large-Cap Fund, Class A	471,703	13,471,847
SunAmerica Specialty Series, AIG Focused Growth Fund, Class A	506,935	12,916,701
SunAmerica Specialty Series, AIG Small-Cap Fund, Class A	302,076	4,960,092
Total Domestic Equity Investment Companies (cost $58,184,831)		59,901,462
Domestic Fixed Income Investment Companies—34.8%
SunAmerica Income Funds, AIG Flexible Credit Fund, Class A	2,251,722	7,408,165
SunAmerica Income Funds, AIG Strategic Bond Fund, Class A	1,644,922	5,559,837
SunAmerica Income Funds, AIG U.S. Government Securities Fund, Class A	2,791,508	26,016,860
SunAmerica Senior Floating Rate Fund, Inc., AIG Senior Floating Rate Fund, Class A	552,097	4,322,917
Total Domestic Fixed Income Investment Companies (cost $42,979,883)		43,307,779
Security Description	Shares	Value (Note 2)
Foreign Equity Investment Companies—11.1%
SunAmerica Equity Funds, AIG International Dividend Strategy Fund, Class A	1,247,570	$10,242,546
SunAmerica Equity Funds, AIG Japan Fund, Class A	515,173	3,616,518
Total Foreign Equity Investment Companies (cost $14,296,044)		13,859,064
Global Strategies Investment Companies—2.6%
SunAmerica Specialty Series, AIG Income Explorer Fund, Class A (cost $3,190,088)	207,147	3,229,416
TOTAL INVESTMENTS (cost $123,315,608)(1)	100.2%	124,614,659
Liabilities in excess of other assets	(0.2)	(239,875)
NET ASSETS	100.0%	$124,374,784

# See Note 5

@ The AIG Active Allocation Fund invests in various AIG Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds, including such funds' prospectuses and shareholder reports, are available on our website, www.aig.com/funds.

(1) See Note 6 for cost of investments on a tax basis.

AIG Active Allocation Fund

PORTFOLIO OF INVESTMENTS — October 31, 2019 — (continued)

The following is a summary of the inputs used to value the Funds's net assets as of October 31, 2019 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Affiliated Investment Companies	$124,614,659	$—	$—	$124,614,659

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

AIG Focused Dividend Strategy Fund

PORTFOLIO PROFILE — October 31, 2019 — (unaudited)

Industry Allocation*
Medical-Drugs	11.4%
Chemicals-Diversified	6.6
Tobacco	6.4
Computers-Memory Devices	6.3
Oil Companies-Integrated	6.3
Food-Misc./Diversified	5.5
Cosmetics & Toiletries	4.8
Appliances	4.3
Telephone-Integrated	3.8
Electronic Components-Semiconductors	3.8
Diversified Banking Institutions	3.4
Casino Hotels	3.4
Advertising Agencies	3.4
Medical-Wholesale Drug Distribution	3.3
Networking Products	3.2
Medical-Biomedical/Gene	3.1
Retail-Regional Department Stores	3.1
Computer Services	3.0
Computers	2.9
Semiconductor Components-Integrated Circuits	2.9
Beverages-Non-alcoholic	2.5
Diversified Manufacturing Operations	1.8
Machinery-Construction & Mining	1.2
Retail-Drug Store	1.2
Oil Companies-Exploration & Production	0.8
Repurchase Agreements	0.7
Retail-Consumer Electronics	0.5
Engines-Internal Combustion	0.5
100.1%

* Calculated as a percentage of net assets

AIG Focused Dividend Strategy Fund

PORTFOLIO OF INVESTMENTS — October 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS—99.4%
Advertising Agencies—3.4%
Omnicom Group, Inc.	4,003,240	$309,010,096
Appliances—4.3%
Whirlpool Corp.	2,616,473	398,017,873
Beverages-Non-alcoholic—2.5%
Coca-Cola Co.	4,276,042	232,744,966
Casino Hotels—3.4%
Las Vegas Sands Corp.	5,038,162	311,559,938
Chemicals-Diversified—6.6%
Dow, Inc.	6,155,259	310,779,027
LyondellBasell Industries NV, Class A	3,293,941	295,466,508
		606,245,535
Computer Services—3.0%
International Business Machines Corp.	2,032,063	271,747,785
Computers—2.9%
HP, Inc.	15,516,012	269,513,128
Computers-Memory Devices—6.3%
NetApp, Inc.	5,634,053	314,830,882
Western Digital Corp.	5,195,000	268,321,750
		583,152,632
Cosmetics & Toiletries—4.8%
Procter & Gamble Co.	3,562,859	443,611,574
Diversified Banking Institutions—3.4%
JPMorgan Chase & Co.	2,497,825	312,028,299
Diversified Manufacturing Operations—1.8%
3M Co.	984,547	162,440,409
Electronic Components- Semiconductors—3.8%
Texas Instruments, Inc.	2,929,960	345,705,980
Engines-Internal Combustion—0.5%
Cummins, Inc.	276,846	47,750,398
Food-Misc./Diversified—5.5%
General Mills, Inc.	5,337,578	271,469,217
Kraft Heinz Co.	7,308,110	236,271,196
		507,740,413
Machinery-Construction & Mining—1.2%
Caterpillar, Inc.	826,683	113,916,917
Medical-Biomedical/Gene—3.1%
Gilead Sciences, Inc.	4,533,480	288,828,011
Medical-Drugs—11.4%
AbbVie, Inc.	3,939,934	313,421,750
Bristol-Myers Squibb Co.	7,368,914	422,754,596
Pfizer, Inc.	8,033,713	308,253,568
		1,044,429,914
Medical-Wholesale Drug Distribution—3.3%
Cardinal Health, Inc.	6,182,809	305,739,905
Networking Products—3.2%
Cisco Systems, Inc.	6,230,614	296,016,471
Security Description	Shares/ Principal Amount	Value (Note 2)
Oil Companies-Exploration & Production—0.8%
Occidental Petroleum Corp.	1,761,506	$71,340,993
Oil Companies-Integrated—6.3%
Chevron Corp.	2,497,610	290,072,425
Exxon Mobil Corp.	4,205,529	284,167,595
		574,240,020
Retail-Consumer Electronics—0.5%
Best Buy Co., Inc.	669,752	48,108,286
Retail-Drug Store—1.2%
Walgreens Boots Alliance, Inc.	2,041,520	111,834,466
Retail-Regional Department Stores—3.1%
Kohl's Corp.	1,812,337	92,900,395
Macy's, Inc.	12,685,976	192,319,396
		285,219,791
Semiconductor Components- Integrated Circuits—2.9%
Maxim Integrated Products, Inc.	4,570,000	268,076,200
Telephone-Integrated—3.8%
CenturyLink, Inc.	4,191,234	54,234,568
Verizon Communications, Inc.	4,840,604	292,711,324
		346,945,892
Tobacco—6.4%
Altria Group, Inc.	6,425,506	287,798,414
Philip Morris International, Inc.	3,721,583	303,085,719
		590,884,133
Total Long-Term Investment Securities (cost $8,744,029,587)		9,146,850,025
REPURCHASE AGREEMENTS—0.7%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.25%, dated 10/31/2019, to be repurchased 11/01/2019 in the amount of $60,794,422 collateralized by $59,950,000 of United States Treasury Notes, bearing interest at 2.38% due 02/29/2024 and having an approximate value of $62,014,079 (cost $60,794,000)	$60,794,000	60,794,000
TOTAL INVESTMENTS (cost $8,804,823,587)(1)	100.1%	9,207,644,025
Liabilities in excess of other assets	(0.1)	(6,269,937)
NET ASSETS	100.0%	$9,201,374,088

(1) See Note 6 for cost of investments on a tax basis.

AIG Focused Dividend Strategy Fund

PORTFOLIO OF INVESTMENTS — October 31, 2019 — (continued)

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2019 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$9,146,850,025	$—	$—	$9,146,850,025
Repurchase Agreements	—	60,794,000	—	60,794,000
Total Investments at Value	$9,146,850,025	$60,794,000	$—	$9,207,644,025

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

AIG Strategic Value Fund

PORTFOLIO PROFILE — October 31, 2019 — (unaudited)

Industry Allocation*
Medical-Drugs	5.6%
Banks-Commercial	5.2
Investment Management/Advisor Services	4.9
Electric-Integrated	4.8
Telephone-Integrated	4.4
Oil Companies-Integrated	3.7
Instruments-Controls	3.6
Electronic Components-Semiconductors	3.4
Real Estate Investment Trusts	3.3
Finance-Other Services	3.1
Cosmetics & Toiletries	3.0
Medical-Biomedical/Gene	2.9
Insurance-Property/Casualty	2.8
Insurance-Multi-line	2.7
Oil Companies-Exploration & Production	2.6
Medical Instruments	2.5
Networking Products	2.3
Diversified Manufacturing Operations	2.2
Multimedia	1.9
Chemicals-Diversified	1.8
Enterprise Software/Service	1.8
Computer Services	1.7
Retail-Restaurants	1.7
Food-Misc./Diversified	1.7
Financial Guarantee Insurance	1.6
Tobacco	1.6
Oil Refining & Marketing	1.5
Medical-HMO	1.3
Retail-Drug Store	1.1
Beverages-Non-alcoholic	1.0
Schools	0.9
Insurance-Reinsurance	0.8
Steel-Producers	0.8
Broadcast Services/Program	0.8
Medical-Wholesale Drug Distribution	0.8
Repurchase Agreements	0.8
Independent Power Producers	0.8
Cable/Satellite TV	0.8
Airlines	0.7
Aerospace/Defense-Equipment	0.7
Finance-Investment Banker/Broker	0.7
Computers	0.6
Food-Meat Products	0.6
Containers-Metal/Glass	0.6
Electronic Parts Distribution	0.6
Engineering/R&D Services	0.6
Savings & Loans/Thrifts	0.6
Distribution/Wholesale	0.6
Building-Residential/Commercial	0.5
Pharmacy Services	0.5
Diversified Banking Institutions	0.5
Banks-Super Regional	0.4
Medical Labs & Testing Services	0.4
Real Estate Management/Services	0.4
Transport-Truck	0.4
Auto/Truck Parts & Equipment-Original	0.4
Building & Construction Products-Misc.	0.4
Retail-Consumer Electronics	0.3
Finance-Consumer Loans	0.3
Oil-Field Services	0.3
Apparel Manufacturers	0.2
Energy-Alternate Sources	0.2%
Building-Mobile Home/Manufactured Housing	0.2
Retail-Office Supplies	0.1
Retail-Misc./Diversified	0.1
100.1%

* Calculated as a percentage of net assets

AIG Strategic Value Fund

PORTFOLIO OF INVESTMENTS — October 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS—99.3%
Aerospace/Defense-Equipment—0.7%
United Technologies Corp.	9,207	$1,321,941
Airlines—0.7%
Delta Air Lines, Inc.	26,504	1,459,840
Apparel Manufacturers—0.2%
Ralph Lauren Corp.	4,372	419,974
Auto/Truck Parts & Equipment-Original—0.4%
Lear Corp.	6,708	790,001
Banks-Commercial—5.2%
Bancorp, Inc.†	77,364	843,268
East West Bancorp, Inc.	53,870	2,312,100
Home BancShares, Inc.	79,144	1,462,581
Hope Bancorp, Inc.	100,897	1,439,800
OFG Bancorp	47,327	961,211
PacWest Bancorp	68,093	2,518,760
SVB Financial Group†	3,470	768,536
		10,306,256
Banks-Super Regional—0.4%
Comerica, Inc.	13,406	877,021
Beverages-Non-alcoholic—1.0%
PepsiCo, Inc.	15,179	2,082,103
Broadcast Services/Program—0.8%
Discovery, Inc., Class A†	24,452	659,104
Fox Corp., Class A	28,753	921,246
		1,580,350
Building & Construction Products-Misc.—0.4%
Gibraltar Industries, Inc.†	13,168	700,933
Building-Mobile Home/Manufactured Housing—0.2%
Thor Industries, Inc.	5,551	351,156
Building-Residential/Commercial—0.5%
Lennar Corp., Class A	15,917	948,653
Cable/Satellite TV—0.8%
Comcast Corp., Class A	33,737	1,512,092
Chemicals-Diversified—1.8%
FMC Corp.	20,692	1,893,318
LyondellBasell Industries NV, Class A	19,617	1,759,645
		3,652,963
Computer Services—1.7%
DXC Technology Co.	44,706	1,237,015
International Business Machines Corp.	16,584	2,217,778
		3,454,793
Computers—0.6%
HP, Inc.	74,474	1,293,613
Consumer Products-Misc.—0.0%
Spectrum Brands Holdings, Inc.	1,765	88,621
Containers-Metal/Glass—0.6%
Greif, Inc., Class A	30,317	1,187,517
Security Description	Shares	Value (Note 2)
Cosmetics & Toiletries—3.0%
Procter & Gamble Co.	47,713	$5,940,746
Distribution/Wholesale—0.6%
HD Supply Holdings, Inc.†	28,019	1,107,871
Diversified Banking Institutions—0.5%
Bank of America Corp.	29,735	929,813
Diversified Manufacturing Operations—2.2%
Eaton Corp. PLC	24,096	2,099,003
Parker-Hannifin Corp.	12,315	2,259,679
		4,358,682
Electric-Integrated—4.8%
AES Corp.	88,210	1,503,980
FirstEnergy Corp.	162,461	7,850,116
PG&E Corp.†	23,913	147,543
		9,501,639
Electronic Components- Semiconductors—3.4%
Intel Corp.	100,705	5,692,854
Micron Technology, Inc.†	11,520	547,776
Skyworks Solutions, Inc.	6,982	635,781
		6,876,411
Electronic Parts Distribution—0.6%
Arrow Electronics, Inc.†	14,932	1,183,809
Energy-Alternate Sources—0.2%
FutureFuel Corp.	31,246	385,263
Engineering/R&D Services—0.6%
AECOM†	29,418	1,177,014
Enterprise Software/Service—1.8%
Oracle Corp.	64,510	3,515,150
Finance-Consumer Loans—0.3%
LendingClub Corp.†	51,030	645,019
Finance-Investment Banker/Broker—0.7%
Jefferies Financial Group, Inc.	69,822	1,303,577
Finance-Other Services—3.1%
CME Group, Inc.	8,377	1,723,568
Intercontinental Exchange, Inc.	15,679	1,478,843
Nasdaq, Inc.	29,597	2,952,893
		6,155,304
Financial Guarantee Insurance—1.6%
MGIC Investment Corp.	135,982	1,864,313
Radian Group, Inc.	55,642	1,396,614
		3,260,927
Food-Meat Products—0.6%
Tyson Foods, Inc., Class A	14,932	1,236,220
Food-Misc./Diversified—1.7%
Kraft Heinz Co.	104,544	3,379,908
Independent Power Producers—0.8%
NRG Energy, Inc.	37,918	1,521,270
Instruments-Controls—3.6%
Honeywell International, Inc.	41,919	7,240,669

AIG Strategic Value Fund

PORTFOLIO OF INVESTMENTS — October 31, 2019 — (continued)

Security Description	Shares	Value (Note 2)
Insurance-Multi-line—2.7%
Allstate Corp.	33,729	$3,589,440
Assurant, Inc.	14,170	1,786,412
		5,375,852
Insurance-Property/Casualty—2.8%
Hanover Insurance Group, Inc.	19,900	2,621,029
Travelers Cos., Inc.	23,286	3,051,863
		5,672,892
Insurance-Reinsurance—0.8%
Essent Group, Ltd.	32,535	1,694,748
Investment Management/Advisor Services—4.9%
Franklin Resources, Inc.	92,404	2,545,730
Legg Mason, Inc.	102,051	3,802,421
T. Rowe Price Group, Inc.	30,564	3,539,311
		9,887,462
Medical Instruments—2.5%
Medtronic PLC	46,378	5,050,564
Medical Labs & Testing Services—0.4%
Quest Diagnostics, Inc.	8,420	852,525
Medical-Biomedical/Gene—2.9%
Amgen, Inc.	4,843	1,032,770
Bio-Rad Laboratories, Inc., Class A†	7,594	2,518,322
Biogen, Inc.†	2,199	656,863
Gilead Sciences, Inc.	25,177	1,604,027
		5,811,982
Medical-Drugs—5.6%
Bristol-Myers Squibb Co.	31,335	1,797,689
Johnson & Johnson	34,601	4,568,716
Pfizer, Inc.	128,443	4,928,358
		11,294,763
Medical-HMO—1.3%
Molina Healthcare, Inc.†	4,033	474,442
WellCare Health Plans, Inc.†	7,219	2,141,156
		2,615,598
Medical-Wholesale Drug Distribution—0.8%
McKesson Corp.	11,828	1,573,124
Multimedia—1.9%
Walt Disney Co.	28,706	3,729,484
Networking Products—2.3%
Cisco Systems, Inc.	98,417	4,675,792
Oil Companies-Exploration & Production—2.6%
Amplify Energy Corp.	52,345	379,501
ConocoPhillips	57,544	3,176,429
HighPoint Resources Corp.†	176,114	186,681
Occidental Petroleum Corp.	37,325	1,511,662
		5,254,273
Oil Companies-Integrated—3.7%
Chevron Corp.	24,155	2,805,362
Exxon Mobil Corp.	66,740	4,509,622
		7,314,984
Oil Refining & Marketing—1.5%
Phillips 66	26,252	3,066,759
Security Description	Shares	Value (Note 2)
Oil-Field Services—0.3%
Baker Hughes a GE Co., LLC	23,639	$505,875
Pharmacy Services—0.5%
CVS Health Corp.	14,026	931,186
Real Estate Investment Trusts—3.3%
Iron Mountain, Inc.	36,086	1,183,621
Lamar Advertising Co., Class A	35,215	2,817,552
Outfront Media, Inc.	49,760	1,309,186
Simon Property Group, Inc.	9,109	1,372,544
		6,682,903
Real Estate Management/Services—0.4%
Jones Lang LaSalle, Inc.	5,738	840,732
Retail-Consumer Electronics—0.3%
Best Buy Co., Inc.	9,734	699,193
Retail-Drug Store—1.1%
Walgreens Boots Alliance, Inc.	39,050	2,139,159
Retail-Misc./Diversified—0.1%
GameStop Corp., Class A	43,200	235,008
Retail-Office Supplies—0.1%
Office Depot, Inc.	121,648	250,595
Retail-Restaurants—1.7%
McDonald's Corp.	17,249	3,392,878
Savings & Loans/Thrifts—0.6%
Sterling Bancorp	56,523	1,110,677
Schools—0.9%
Graham Holdings Co., Class B	1,448	911,748
Laureate Education, Inc., Class A†	55,324	855,032
		1,766,780
Steel-Producers—0.8%
Nucor Corp.	29,740	1,601,499
Telephone-Integrated—4.4%
AT&T, Inc.	86,375	3,324,574
Verizon Communications, Inc.	90,356	5,463,827
		8,788,401
Tobacco—1.6%
Philip Morris International, Inc.	39,360	3,205,478
Transport-Truck—0.4%
Knight-Swift Transportation Holdings, Inc.	22,508	820,642
Total Long-Term Investment Securities (cost $189,401,950)		198,588,927

AIG Strategic Value Fund

PORTFOLIO OF INVESTMENTS — October 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
REPURCHASE AGREEMENTS—0.8%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.25% dated 10/31/2019, to be repurchased 11/01/2019 in the amount of $1,559,011 and collateralized by $1,540,000 of United States Treasury Notes, bearing interest at 2.38% due 02/29/2024 and having an approximate value of $1,593,022. (cost $1,559,000)	$1,559,000	$1,559,000
TOTAL INVESTMENTS (cost $190,960,950)(1)	100.1%	200,147,927
Liabilities in excess of other assets	(0.1)	(153,071)
NET ASSETS	100.0%	$199,994,856

† Non-income producing security

(1) See Note 6 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Funds's net assets as of October 31, 2019 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stock	$198,588,927	$—	$—	$198,588,927
Repurchase Agreements	—	1,559,000	—	1,559,000
	$198,588,927	$1,559,000	$—	$200,147,927

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

AIG Select Dividend Growth Fund

PORTFOLIO PROFILE — October 31, 2019 — (unaudited)

Industry Allocation*
Containers-Paper/Plastic	5.1%
Diversified Manufacturing Operations	5.0
Airlines	4.9
Investment Management/Advisor Services	4.9
Advertising Agencies	4.8
Aerospace/Defense	4.7
Electronic Components-Semiconductors	4.7
Oil Refining & Marketing	2.9
Medical-Drugs	2.8
Computers-Memory Devices	2.8
Distribution/Wholesale	2.8
Engines-Internal Combustion	2.7
Chemicals-Diversified	2.7
Medical-Wholesale Drug Distribution	2.7
Casino Hotels	2.7
Industrial Automated/Robotic	2.7
Tools-Hand Held	2.6
Retail-Consumer Electronics	2.6
Pharmacy Services	2.6
Semiconductor Components-Integrated Circuits	2.5
Steel-Producers	2.5
Auto/Truck Parts & Equipment-Original	2.5
Medical-Biomedical/Gene	2.4
Beverages-Non-alcoholic	2.4
Apparel Manufacturers	2.4
Data Processing/Management	2.4
Computer Services	2.3
Networking Products	2.3
Commercial Services	2.3
Resorts/Theme Parks	2.3
Tobacco	2.3
Insurance-Property/Casualty	2.1
Finance-Investment Banker/Broker	2.1
Repurchase Agreements	0.9
100.4%

* Calculated as a percentage of net assets

AIG Select Dividend Growth Fund

PORTFOLIO OF INVESTMENTS — October 31, 2019

Security Description	Shares	Value (Note 2)
COMMON STOCKS—99.5%
Advertising Agencies—4.8%
Interpublic Group of Cos., Inc.	50,164	$1,091,067
Omnicom Group, Inc.	13,161	1,015,898
		2,106,965
Aerospace/Defense—4.7%
Boeing Co.	3,079	1,046,583
Lockheed Martin Corp.	2,701	1,017,413
		2,063,996
Airlines—4.9%
Alaska Air Group, Inc.	16,956	1,177,255
Delta Air Lines, Inc.	17,656	972,493
		2,149,748
Apparel Manufacturers—2.4%
VF Corp.	12,844	1,056,933
Auto/Truck Parts & Equipment- Original—2.5%
Lear Corp.	9,269	1,091,610
Beverages-Non-alcoholic—2.4%
PepsiCo, Inc.	7,750	1,063,067
Casino Hotels—2.7%
Las Vegas Sands Corp.	18,792	1,162,097
Chemicals-Diversified—2.7%
Eastman Chemical Co.	15,440	1,174,058
Commercial Services—2.3%
Nielsen Holdings PLC	49,583	999,593
Computer Services—2.3%
International Business Machines Corp.	7,608	1,017,418
Computers-Memory Devices—2.8%
NetApp, Inc.	21,854	1,221,201
Containers-Paper/Plastic—5.1%
Packaging Corp. of America	10,025	1,097,336
WestRock Co.	30,234	1,129,845
		2,227,181
Data Processing/Management—2.4%
Paychex, Inc.	12,485	1,044,245
Distribution/Wholesale—2.8%
Fastenal Co.	33,508	1,204,277
Diversified Manufacturing Operations—5.0%
3M Co.	6,305	1,040,262
Illinois Tool Works, Inc.	6,714	1,131,846
		2,172,108
Electronic Components- Semiconductors—4.7%
Broadcom, Inc.	3,685	1,079,152
Texas Instruments, Inc.	8,246	972,946
		2,052,098
Security Description	Shares	Value (Note 2)
Engines-Internal Combustion—2.7%
Cummins, Inc.	6,894	$1,189,077
Finance-Investment Banker/ Broker—2.1%
TD Ameritrade Holding Corp.	23,462	900,472
Industrial Automated/Robotic—2.7%
Rockwell Automation, Inc.	6,705	1,153,193
Insurance-Property/Casualty—2.1%
Progressive Corp.	13,187	919,134
Investment Management/ Advisor Services—4.9%
Franklin Resources, Inc.	37,646	1,037,147
T. Rowe Price Group, Inc.	9,372	1,085,278
		2,122,425
Medical-Biomedical/Gene—2.4%
Amgen, Inc.	4,987	1,063,478
Medical-Drugs—2.8%
AbbVie, Inc.	15,435	1,227,854
Medical-Wholesale Drug Distribution—2.7%
Cardinal Health, Inc.	23,629	1,168,454
Networking Products—2.3%
Cisco Systems, Inc.	21,183	1,006,404
Oil Refining & Marketing—2.9%
Valero Energy Corp.	12,891	1,250,169
Pharmacy Services—2.6%
CVS Health Corp.	16,735	1,111,037
Resort/Theme Parks—2.3%
Vail Resorts, Inc.	4,264	990,826
Retail-Consumer Electronics—2.6%
Best Buy Co., Inc.	15,506	1,113,796
Semiconductor Components- Integrated Circuits—2.5%
QUALCOMM, Inc.	13,723	1,103,878
Steel-Producers—2.5%
Steel Dynamics, Inc.	36,342	1,103,343
Tobacco—2.3%
Altria Group, Inc.	22,000	985,380
Tools-Hand Held—2.6%
Snap-on, Inc.	6,895	1,121,610
Total Long-Term Investment Securities (cost $40,528,572)		43,337,125

AIG Select Dividend Growth Fund

PORTFOLIO OF INVESTMENTS — October 31, 2019 — (continued)

Security Description	Principal Amount	Value (Note 2)
REPURCHASE AGREEMENTS—0.9%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.25%, dated 10/31/2019, to be repurchased 11/01/2019 in the amount of $397,003 collateralized by $395,000 of United States Treasury Notes, bearing interest at 2.38% due 02/29/2024 and having an approximate value of $408,600 (cost $397,000)	$397,000	$397,000
TOTAL INVESTMENTS (cost $40,925,572)(1)	100.4%	43,734,125
Liabilities in excess of other assets	(0.4)	(155,569)
NET ASSETS	100.0%	$43,578,556

(1) See Note 6 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2019 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$43,337,125	$—	$—	$43,337,125
Repurchase Agreements	—	397,000	—	397,000
Total Investments at Value	$43,337,125	$397,000	$—	$43,734,125

* For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS — October 31, 2019

Note 1.  Organization

SunAmerica Series, Inc. (the "Series"), is an open-end management investment company organized as a Maryland corporation on July 3, 1996. The Series is managed by SunAmerica Asset Management, LLC (the "Adviser" or "SunAmerica"). The Series consists of six separate mutual funds, five of which are included in this report and are currently offered for sale (each a "Fund" and collectively, the "Funds"). With respect to the AIG Multi-Asset Allocation Fund and AIG Active Allocation Fund, each of these Funds has a principal investment technique to invest in a combination of affiliated SunAmerica funds as described below (collectively, the "Underlying Funds").

The investment goals and principal investment techniques for each of the Funds are as follows:

AIG Multi-Asset Allocation Fund seeks growth of capital through allocation of assets among a combination of AIG funds that invest in equity and fixed income securities. The Fund may also invest in the AIG Commodity Strategy Fund and the AIG Income Explorer Fund. In addition, the Fund may invest in any other affiliated AIG fund, including the AIG Government Money Market Fund. The Fund may also invest in exchange-traded funds ("ETFs"), although the portfolio manager will generally only invest in ETFs to obtain exposure to a particular asset class when there is no SunAmerica fund option available.

AIG Active Allocation Fund seeks growth of capital and conservation of principal through allocation of assets among a combination of AIG funds that invest in equity and fixed income securities. The Fund may also invest in the AIG Commodity Strategy Fund and the AIG Income Explorer Fund. In addition, the Fund may invest in any other affiliated AIG fund, including the AIG Government Money Market Fund. The Fund may also invest in ETFs, although the portfolio manager will generally only invest in ETFs to obtain exposure to a particular asset class when there is no SunAmerica fund option available.

AIG Focused Dividend Strategy Fund seeks total return (including capital appreciation and current income) by employing a "buy and hold" strategy with up to thirty high dividend yielding equity securities selected annually from the Dow Jones Industrial Average and the broader market. At least 80% of the Fund's net assets, plus any borrowing for investment purposes, will be invested in dividend yielding equity securities.

AIG Strategic Value Fund seeks long-term growth of capital by employing a "buy and hold" strategy with approximately 100 securities selected annually from the Russell 3000 Value Index.

AIG Select Dividend Growth Fund seeks capital appreciation, and secondarily, current income by employing a "buy and hold" strategy with up to forty dividend paying equity securities selected annually from the Russell 1000® Index. At least 80% of the Fund's net assets, plus any borrowing for investment purposes, will be invested in dividend paying equity securities.

The AIG Asset Allocation Strategy Funds: AIG Multi-Asset Allocation and AIG Active Allocation, ("Strategy Funds") invest in various AIG funds, some of which are not presented in this report. Additional information on the Underlying Funds is available at our website, www.aig.com/funds.

The Funds are diversified as defined by the Investment Company Act of 1940, as amended, (the "1940 Act").

Classes of Shares: Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

Class A shares—  Offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares of $1,000,000 or more will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within one year of purchase.

Class B shares—  Offered at net asset value per share without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares approximately eight years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

NOTES TO FINANCIAL STATEMENTS — October 31, 2019 — (continued)

Class C shares—  Offered at net asset value per share without an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase. Class C shares convert automatically to Class A shares approximately ten years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

Class I shares—  Class I shares of the AIG Multi-Asset Allocation Fund and the AIG Active Allocation Fund were liquidated effective September 7, 2018.

Class W shares—  Offered at net asset value per share. The class is offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries and other programs.

Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Fund's registration statement. Class A, Class B and Class C shares each make distribution and account maintenance fee payments under the distribution plans pursuant to Rule 12b-1 under the 1940 Act, with Class B and Class C shares being subject to higher distribution fee rates. Class W shares have not adopted a 12b-1 Plan and make no payments thereunder, however, Class W shares pay a service fee to the Funds' distributor for administrative and shareholder services. For the Strategy Funds, only Class B shares and Class C shares make distribution fee payments.

Indemnification: Under the Series' organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Series. In addition, pursuant to Indemnification Agreements between the Series and each of the current directors who is not an "interested person," as defined in Section 2(a)(19) of the 1940 Act, of the Series (collectively, the "Disinterested Directors"), the Series provides the Disinterested Directors with a limited indemnification against liabilities arising out of the performance of their duties to the Series, whether such liabilities are asserted during or after their service as directors. In addition, in the normal course of business, the Series enters into contracts that contain the obligation to indemnify others. The Series' maximum exposure under these arrangements is unknown. Currently, however, the Series expects the risk of loss to be remote.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The Funds are considered investment companies under GAAP and follow the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies consistently followed by the Series in the preparation of its financial statements:

Security Valuation: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1 – Unadjusted quoted prices in active markets for identical securities

NOTES TO FINANCIAL STATEMENTS — October 31, 2019 — (continued)

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Directors (the "Board"), etc.)

Level 3 – Significant unobservable inputs (includes inputs that reflect the Funds' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The summary of the Funds' assets and liabilities classified in the fair value hierarchy as of October 31, 2019, is reported on a schedule at the end of each Fund's Portfolio of Investments.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund's shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

Bonds, debentures, and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service, and are generally categorized as Level 2. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield

NOTES TO FINANCIAL STATEMENTS — October 31, 2019 — (continued)

curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in registered investment companies are generally categorized as Level 1.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market, and are generally categorized as Level 1 or Level 2.

The Board is responsible for the share valuation process and has adopted policies and procedures (the "PRC Procedures") for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Fund's fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

Master Agreements: The Funds have entered into Master Repurchase Agreements ("Master Agreements") with certain counterparties that govern repurchase agreement transactions. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements and events of default. Collateral can be in the form of cash or securities as agreed to by the Funds and applicable counterparty. The Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Upon the occurrence of an event of default, the other party may elect to terminate early and cause settlement of all repurchase agreement transactions outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Funds' counterparties to elect early termination could cause the Funds to accelerate the payment of liabilities. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As of October 31, 2019, the repurchase agreements held by the Funds are subject to master netting agreements. See each Fund's Portfolio of Investments and Notes to Financial Statements for more information about a Fund's holdings in repurchase agreements.

Repurchase Agreements: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission ("SEC"), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.

NOTES TO FINANCIAL STATEMENTS — October 31, 2019 — (continued)

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions received from a Fund's investments in U.S. real estate investment trusts ("REITS") often include a "return of capital" which is recorded as a reduction to the cost basis of the securities held. The Strategy Funds invest in a combination of AIG Funds including funds investing in fixed income securities. Distributions from income from Underlying Funds, if any, are recorded to income on ex-dividend date. Distributions from net realized capital gains from Underlying Funds, if any, are recorded to realized gains on the ex-dividend date. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities. Funds which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains from the sale of foreign securities at various rates.

Income, expenses other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative value of outstanding shares of each class of shares at the beginning of the day (after adjusting for current capital share activity of the respective class).

Expenses common to all Funds are allocated among the Funds based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis. For the Strategy Funds, the expenses included in the accompanying financial statements reflect the expenses of the Strategy Funds and do not include indirect expenses borne by each Strategy Fund in connection with its investment in the Underlying Funds.

Dividends from net investment income, if any, are normally paid quarterly for the AIG Active Allocation Fund, AIG Focused Dividend Strategy Fund, and AIG Select Dividend Growth Fund. All other Funds pay annually. Capital gain distributions, if any, are paid annually. Each of the Funds reserves the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

Each Fund is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Fund's tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2016-2018 or expected to be taken in each Fund's 2019 tax return. The Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds file U.S. federal and certain state income tax returns. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2016.

NOTES TO FINANCIAL STATEMENTS — October 31, 2019 — (continued)

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statements of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates.

New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update ("ASU") No. 2018-13 "Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement". The ASU eliminates, modifies, and adds disclosure requirements for fair value measurements and is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The ASU allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to early adopt the provisions that eliminate disclosure requirements and is still evaluating the impact of applying the rest of the ASU.

Note 3.  Investment Advisory and Management Agreement, Distribution Agreement and Service Agreements

The Series, on behalf of each Fund, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of the respective Funds and administers their corporate affairs, subject to general review by the Board. In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. The annual rate of the investment advisory and management fee payable by each Fund to SunAmerica as full compensation for services and facilities furnished to the Fund is as follows:

Fund	Percentage
AIG Multi-Asset Allocation	0.10%
AIG Active Allocation	0.10%
AIG Focused Dividend Strategy	0.60% on the first $1.5 billion
0.50% on the next $1.5 billion
0.40% on assets over $3 billion
AIG Strategic Value	0.75%
AIG Select Dividend Growth	0.75%

SunAmerica contractually agreed to waive fees and/or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each Fund's average daily net assets. For the purposes of waived fee and/or reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes, governmental fees and other expenses not incurred in the ordinary course of the Funds' business.

NOTES TO FINANCIAL STATEMENTS — October 31, 2019 — (continued)

The contractual expense waivers and fee reimbursements will continue in effect indefinitely, unless terminated by the Board, including a majority of the Disinterested Directors.

Fund	Percentage
AIG Strategic Value Class A	1.72%
AIG Strategic Value Class C	2.37%
AIG Strategic Value Class W	1.52%
AIG Select Dividend Growth Class A†	1.13%
AIG Select Dividend Growth Class C†	1.78%
AIG Select Dividend Growth Class W†	0.93%

Further, SunAmerica is voluntarily waiving fees and/or reimbursing expenses, if necessary, for the Strategy Funds, so that the annual operating expenses for the following classes do not exceed the amounts set forth below. For the purposes of waived fee and/or reimbursed expense calculations, annual fund operating expenses do not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes, governmental fees and other expenses not incurred in the ordinary course of the Funds' business. The voluntary fee waivers and/or expense reimbursements may be terminated at any time at the option of SunAmerica.

Fund	Percentage
AIG Multi-Asset Allocation Class A	0.25%
AIG Multi-Asset Allocation Class B	0.90%
AIG Multi-Asset Allocation Class C	0.90%
AIG Active Allocation Class A	0.25%
AIG Active Allocation Class B	0.90%
AIG Active Allocation Class C	0.90%

Any contractual waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Funds within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the limitation in effect at the time the waivers and/or reimbursements occurred or (b) the current expense limitation of that share class.

For the year ended October 31, 2019, pursuant to the contractual and voluntary expense limitations in the above table SunAmerica has waived and/or reimbursed expenses as follows:

Fund	Other Expenses Reimbursed
AIG Select Dividend Growth	$113,394
Fund	Class Specific Expenses Reimbursed
AIG Multi-Asset Allocation Class B	$11,724
AIG Multi-Asset Allocation Class C	7,910
AIG Active Allocation Class A	10,837
AIG Active Allocation Class B	13,901
AIG Active Allocation Class C	14,232
AIG Strategic Value Class W	13,465
AIG Select Dividend Growth Class A	96,408
AIG Select Dividend Growth Class C	25,012
AIG Select Dividend Growth Class W	16,944

†  Prior to November 19, 2018, pursuant to an Expense Limitation Agreement with AIG Select Dividend Growth Fund, SunAmerica was contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceeded 1.72%, 2.37% and 1.52% for Class A, Class C and Class W shares, respectively.

NOTES TO FINANCIAL STATEMENTS — October 31, 2019 — (continued)

For the year ended October 31, 2019, the amounts recouped by SunAmerica are as follows:

Fund	Class Specific Expenses Recouped
AIG Active Allocation Class A	$1,927
AIG Strategic Value Class W	10,059

At October 31, 2019, expenses previously waived or reimbursed by SunAmerica that are subject to recoupment and expire during the time period indicated are as follows:

	Other Expenses Reimbursed
Fund	October 31, 2020	October 31, 2021
AIG Select Dividend Growth	$—	$113,394
	Class Specific Expenses Reimbursed
Fund	October 31, 2020	October 31, 2021
AIG Multi-Asset Allocation Class B	$12,814	$11,724
AIG Multi-Asset Allocation Class C	—	7,910
AIG Active Allocation Class A	13,975	10,837
AIG Active Allocation Class B	14,861	13,901
AIG Active Allocation Class C	9,674	14,232
AIG Strategic Value Class W	9,084	13,465
AIG Select Dividend Growth Class A	—	96,408
AIG Select Dividend Growth Class C	9,504	25,012
AIG Select Dividend Growth Class W	10,592	16,944

The Series, on behalf of each Fund, has entered into a Distribution Agreement with AIG Capital Services, Inc. ("ACS" or the "Distributor"), an affiliate of SunAmerica. Each Fund has adopted a Distribution Plan on behalf of each class of shares of the Funds (other than Class W shares of each of the Funds and Class A shares of the Strategy Funds) (each a "Plan" and collectively, the "Plans"), in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan," "Class B Plan," and "Class C Plan." In adopting the Plans, the Board determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Class A Plan, Class B Plan, and Class C Plan of each Fund, as applicable, other than the Strategy Funds, the Distributor receives a distribution fee from a Fund at an annual rate of 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Fund's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. For the Strategy Funds, the Distributor receives payments at an annual rate of up to 0.65% of average daily net assets for both Class B and Class C Plans. The distribution costs for which the Distributor may be compensated for include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year, the amount paid to the Distributor under each Class's Plan may exceed the Distributor's distribution costs as described above. During the year ended October 31, 2019, ACS waived fees in the amount of $7,965 for the Class A shares of AIG Select Dividend Growth Fund. Except for the Strategy Funds, the Plans provide that each respective class of shares of each Fund under such plan will also pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. The Distributor does not receive or retain any distribution and/or account maintenance fees for any shares when the shareholder does not have a broker of record. For the year ended October 31, 2019, ACS received fees, as reflected in the Statement of Operations, based upon the aforementioned rates.

The Series, on behalf of the AIG Focused Dividend Strategy Fund, AIG Select Dividend Growth Fund and AIG Strategic Value Fund, has entered into an Administrative and Shareholder Services Agreement with ACS, pursuant to which ACS

NOTES TO FINANCIAL STATEMENTS — October 31, 2019 — (continued)

is paid an annual fee of 0.15% of average daily net assets of Class W shares as compensation for providing administrative and shareholder services to Class W shareholders. For the year ended October 31, 2019, ACS earned fees, as reflected in the Statement of Operations, based upon the aforementioned rates.

ACS receives sales charges on each Fund's Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. ACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A, Class B and Class C shares. ACS has advised the Funds that for the year ended October 31, 2019, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

	Class A				Class B	Class C
Fund	Sales Charges	Affiliated Broker-dealers	Non-affiliated Broker-dealers	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges
AIG Multi-Asset Allocation	$115,744	$16,844	$83,031	$20	$36,207	$522
AIG Active Allocation	73,352	12,345	50,776	36	10,965	2,631
AIG Focused Dividend Strategy	3,281,310	289,581	2,517,746	70,855	510,507	148,780
AIG Strategic Value	75,541	11,136	52,824	170	—	474
AIG Select Dividend Growth	18,069	4,974	10,471	—	—	379

The Series, on behalf of each Fund, has entered into a Service Agreement with AIG Fund Services, Inc. ("AFS"), an affiliate of the Adviser. Under the Service Agreement, AFS performs certain shareholder account functions by assisting the Funds' transfer agent, DST Asset Manager Solutions, Inc. ("DST"), in connection with the services that it offers to the shareholders of the Funds. The Service Agreement, pursuant to which AFS receives a fee from each Fund (except the Strategy Funds) to compensate AFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Board. For the year ended October 31, 2019, the Funds incurred the following expenses, which are included in transfer agent fees payable in the Statements of Assets and Liabilities and in transfer agent fees and expenses in the Statement of Operations, to compensate AFS pursuant to the terms of the Service Agreement.

	Expense				Payable at October 31, 2019
Fund	Class A	Class B	Class C	Class W	Class A	Class B	Class C	Class W
AIG Focused Dividend Strategy	$6,509,616	$743,354	$6,140,397	$10,008,431	$440,861	$56,442	$453,151	$774,576
AIG Strategic Value	415,121	—	25,291	9,339	32,208	—	1,825	1,054
AIG Select Dividend Growth	80,685	—	9,804	4,055	6,445	—	884	413

Note 4.  Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2019 were as follows:

	AIG Multi-Asset Allocation Portfolio	AIG Active Allocation Portfolio	AIG Focused Dividend Strategy Portfolio	AIG Strategic Value Portfolio	AIG Select Dividend Growth Portfolio
Purchases (excluding U.S. government securities)	$10,984,284	$19,131,481	$4,069,529,570	$113,250,612	$29,207,914
Sales (excluding U.S. government securities)	38,462,295	35,709,852	7,438,961,910	126,988,991	28,238,638
Purchases of U.S. government securities	—	—	—	—	—
Sales of U.S. government securities	—	—	—	—	—

NOTES TO FINANCIAL STATEMENTS — October 31, 2019 — (continued)

Note 5.  Transactions with Affiliates

As disclosed in the Portfolio of Investments, the AIG Multi-Asset Allocation Fund and AIG Active Allocation Fund owned shares of the Underlying Funds. For the year ended October 31, 2019, transactions in these securities were as follows:

AIG Multi-Asset Allocation

Security	Income	Capital Gain Distribution Received	Market Value at October 31, 2018	Cost of Purchases†	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2019
SunAmerica Equity Funds, AIG International Dividend Strategy Fund, Class A	$341,516	$—	$12,801,800	$3,858,215	$1,843,855	$(751,323)	$1,142,857	$15,207,694
SunAmerica Equity Funds, AIG Japan Fund, Class A	—	957,495	7,427,072	979,721	942,870	21,394	(304,885)	7,180,432
SunAmerica Income Funds, AIG Flexible Credit Fund, Class A	616,391	—	12,208,304	648,020	3,673,359	(42,486)	(143,601)	8,996,878
SunAmerica Income Funds, AIG Strategic Bond Fund, Class A	295,070	—	5,363,626	4,852,290	833,753	(41,026)	251,185	9,592,322
SunAmerica Income Funds, AIG U.S. Government Securities Fund, Class A	404,766	—	24,610,274	468,876	3,961,910	(264,312)	1,682,850	22,535,778
SunAmerica Senior Floating Rate Fund, Inc., AIG Senior Floating Rate Fund, Class A	253,302	—	6,093,720	268,904	2,670,141	10,116	(180,975)	3,521,624
SunAmerica Series, Inc., AIG Focused Dividend Strategy Fund, Class A	202,177	337,574	7,708,834	558,984	1,443,573	44,317	(200,774)	6,667,788
SunAmerica Series, Inc., AIG Select Dividend Growth Fund, Class A	508,488	3,321,575	23,788,819	3,894,171	2,811,911	(162,042)	(2,055,769)	22,653,268
SunAmerica Series, Inc., AIG Strategic Value Fund, Class A	292,155	2,347,192	24,309,149	2,703,457	3,111,911	572,645	(2,317,600)	22,155,740
SunAmerica Specialty Series, AIG Commodity Strategy Fund, Class A	15,901	—	23,136,540	1,711,435	2,793,335	(1,740,425)	615,121	20,929,336
SunAmerica Specialty Series, AIG ESG Dividend Fund, Class A	318,755	1,356,487	17,535,016	1,720,117	2,668,337	(4,478)	(981,936)	15,600,382
SunAmerica Specialty Series, AIG Focused Alpha Large-Cap Fund, Class A	—	1,859,289	11,157,469	1,887,926	3,224,062	417,174	(1,259,610)	8,978,897
SunAmerica Specialty Series, AIG Focused Growth Fund, Class A	—	2,552,796	13,249,819	3,284,877	1,584,456	76,410	(2,150,402)	12,876,248
SunAmerica Specialty Series, AIG Income Explorer Fund, Class A	1,084,344	234,122	23,276,915	1,382,576	2,811,911	(21,990)	1,529,048	23,354,638
SunAmerica Specialty Series, AIG Small-Cap Fund, Class A	—	2,529,418	26,997,885	2,593,528	4,086,911	407,089	(3,997,673)	21,913,918
	$4,332,865	$15,495,948	$239,665,242	$30,813,097	$38,462,295	$(1,478,937)	$(8,372,164)	$222,164,943

†  Includes reinvestment of distributions paid.

NOTES TO FINANCIAL STATEMENTS — October 31, 2019 — (continued)

AIG Active Allocation

Security	Income	Capital Gain Distributions Received	Market Value at October 31, 2018	Cost of Purchases†	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2019
SunAmerica Equity Funds, AIG International Dividend Strategy Fund, Class A	$236,166	$—	$8,651,279	$2,652,870	$1,369,783	$(441,886)	$750,066	$10,242,546
SunAmerica Equity Funds, AIG Japan Fund, Class A	—	440,517	3,427,424	786,963	502,352	(103,816)	8,299	3,616,518
SunAmerica Income Funds, AIG Flexible Credit Fund, Class A	453,345	—	9,002,626	565,456	2,008,408	(39,351)	(112,158)	7,408,165
SunAmerica Income Funds, AIG Strategic Bond Fund, Class A	277,012	—	6,240,565	878,583	1,779,958	(111,373)	332,020	5,559,837
SunAmerica Income Funds, AIG U.S. Government Securities Fund, Class A	355,578	—	18,734,010	9,937,537	3,851,941	(238,234)	1,435,488	26,016,860
SunAmerica Senior Floating Rate Fund, Inc., AIG Senior Floating Rate Fund, Class A	380,273	—	10,695,604	494,538	6,613,172	(117,783)	(136,270)	4,322,917
SunAmerica Series, Inc., AIG Focused Dividend Strategy Fund, Class A	177,073	286,913	6,575,203	549,094	972,580	21,474	(167,013)	6,006,178
SunAmerica Series, Inc., AIG Select Dividend Growth Fund, Class A	186,489	1,304,885	9,375,580	1,609,059	2,471,324	(183,622)	(777,692)	7,552,001
SunAmerica Series, Inc., AIG Strategic Value Fund, Class A	154,608	1,242,127	12,906,334	2,529,770	3,308,174	565,796	(1,529,515)	11,164,211
SunAmerica Specialty Series, AIG Commodity Strategy Fund, Class A	2,717	—	3,966,216	1,756,236	1,204,415	(159,420)	(41,679)	4,316,938
SunAmerica Specialty Series, AIG Focused Alpha Large-Cap Fund, Class A	—	2,358,392	14,203,234	2,790,085	2,503,718	312,036	(1,329,790)	13,471,847
SunAmerica Specialty Series, AIG Focused Multi-Cap Growth Fund, Class A	—	2,436,464	12,699,460	4,259,713	2,077,382	106,116	(2,071,206)	12,916,701
SunAmerica Specialty Series, AIG Income Explorer Fund, Class A	205,414	53,081	5,294,347	323,997	2,658,928	171,449	98,551	3,229,416
SunAmerica Specialty Series, AIG Small-Cap Fund, Class A	—	808,035	8,664,626	1,302,916	3,836,614	326,061	(1,496,897)	4,960,092
SunAmerica Specialty Series, AIG ESG Dividend Fund, Class A	76,960	321,065	4,163,830	451,778	551,103	(4,345)	(229,728)	3,830,432
	$2,505,635	$9,251,479	$134,600,338	$30,888,595	$35,709,852	$103,102	$(5,267,524)	$124,614,659

†  Includes reinvestment of distributions paid.

NOTES TO FINANCIAL STATEMENTS — October 31, 2019 — (continued)

At October 31, 2019, AIG Multi-Asset Allocation Fund and AIG Active Allocation Fund, each owned 5% or more of the outstanding shares of the following Funds:

	Holder
Fund	AIG Multi-Asset Allocation Fund	AIG Active Allocation Fund
AIG Strategic Value	11.02%	5.56%
AIG Select Dividend Growth	51.94%	17.31%

The Strategy Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Strategy Funds within the set limits across their asset allocations may represent a significant portion of net assets of the Underlying Funds.

Note 6.  Federal Income Taxes

The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and partnerships.

	Distributable Earnings			Tax Distributions
	For the year ended October 31, 2019
Portfolio	Ordinary Income	Long-term Gains/ Capital Loss Carryover	Unrealized Appreciation (Depreciation)*	Ordinary Income	Long-Term Capital Gains
AIG Multi-Asset Allocation	$2,682,910	$12,510,675	$(5,243,025)	$5,784,227	$—
AIG Active Allocation	279,951	8,660,080	(995,695)	3,214,405	6,086,498
AIG Focused Dividend Strategy	330,909,547	—	401,997,018	295,515,778	536,010,979
AIG Strategic Value	2,951,724	3,680,268	9,007,488	8,826,201	14,300,246
AIG Select Dividend Growth	72,102	(1,584,988)	2,768,393	2,630,151	3,881,048

*  Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

	Tax Distributions
	For the year ended October 31, 2018
Portfolio	Ordinary Income	Long-Term Capital Gains
AIG Multi-Asset Allocation	$5,559,597	$—
AIG Active Allocation	3,577,219	—
AIG Focused Dividend Strategy	521,399,632	885,785,197
AIG Strategic Value	1,652,463	—
AIG Select Dividend Growth	1,064,512	1,921,848

As of October 31, 2019, for Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which are available to offset future capital gains, if any:

Unlimited
Portfolio	ST	LT
AIG Multi-Asset Allocation	$—	$—
AIG Active Allocation	—	—
AIG Focused Dividend Strategy	—	—
AIG Strategic Value	—	—
AIG Select Dividend Growth	—	1,584,988

NOTES TO FINANCIAL STATEMENTS — October 31, 2019 — (continued)

For the period ended October 31, 2019, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to tax treatment of distributions received from underlying funds, dividend redesignations, partnerships and equalization to the components of net assets as follows:

Portfolio	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)	Capital Paid-in
AIG Multi-Asset Allocation	$2,545,506	$(2,545,506)	$—
AIG Active Allocation	1,071,836	(1,071,836)	—
AIG Focused Dividend Strategy	—	(122,215,378)	122,215,378
AIG Strategic Value	14,667	(14,667)	—
AIG Select Dividend Growth	(39)	39	—

As of October 31, 2019, the amounts of aggregate unrealized gain (loss) and the cost of the investment securities for federal income tax purposes, including short-term securities and repurchase agreements, were as follows:

	AIG Multi-Asset Allocation Fund	AIG Active Allocation Fund	AIG Focused Dividend Strategy Fund	AIG Strategic Value Fund	AIG Select Dividend Growth Fund
Cost (tax basis)	$227,407,968	$125,610,354	$8,805,647,007	$191,140,439	$40,965,732
Appreciation	7,437,886	2,533,796	967,797,320	22,882,386	4,086,910
Depreciation	(12,680,911)	(3,529,491)	(565,800,302)	(13,874,898)	(1,318,517)
Net unrealized appreciation (depreciation)	$(5,243,025)	$(995,695)	$401,997,018	$9,007,488	$2,768,393

Note 7.  Capital Share Transactions

Transactions in capital shares of each class of each series were as follows:

	AIG Multi-Asset Allocation Fund
	Class A				Class B
	For the year ended October 31, 2019		For the year ended October 31, 2018		For the year ended October 31, 2019		For the year ended October 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	374,736	$6,590,243	1,881,413	$34,007,039	103,972	$1,823,483	105,602	$1,941,911
Reinvested dividends	281,512	4,774,434	195,320	3,545,061	16,499	279,993	16,231	294,580
Shares redeemed	(1,583,217)	(27,795,049)	(1,592,721)	(29,385,727)	(175,323)	(3,032,992)	(183,493)	(3,388,933)
Net increase (decrease) in shares outstanding before automatic conversion	(926,969)	(16,430,372)	484,012	8,166,373	(54,852)	(929,516)	(61,660)	(1,152,442)
Shares issued/ (reacquired) upon automatic conversion	214,479	3,759,306	1,654,191	30,394,921	(115,603)	(2,018,111)	(138,116)	(2,532,037)
Net increase (decrease)	(712,490)	$(12,671,066)	2,138,203	$38,561,294	(170,455)	$(2,947,627)	(199,776)	$(3,684,479)

NOTES TO FINANCIAL STATEMENTS — October 31, 2019 — (continued)

	AIG Multi-Asset Allocation Fund
	Class C				Class I
	For the year ended October 31, 2019		For the year ended October 31, 2018		For the year ended October 31, 2018††
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	92,359	$1,605,906	101,496	$1,864,363	728	$13,488
Reinvested dividends	21,862	370,777	73,097	1,325,982	420	7,622
Shares redeemed	(310,044)	(5,430,234)	(2,071,095)	(37,401,832)	(19,590)	(364,307)
Net increase (decrease) in shares outstanding before automatic conversion	(195,823)	(3,453,551)	(1,896,502)	(34,211,487)	(18,442)	(343,197)
Shares issued/ (reacquired) upon automatic conversion	(99,388)	(1,741,195)	(1,520,677)	(27,862,884)	—	—
Net increase (decrease)	(295,211)	$(5,194,746)	(3,417,179)	$(62,074,371)	(18,442)	$(343,197)

	AIG Active Allocation Fund
	Class A				Class B
	For the year ended October 31, 2019		For the year ended October 31, 2018		For the year ended October 31, 2019		For the year ended October 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	340,637	$5,515,431	1,181,661	$20,659,137	70,334	$1,137,825	44,584	$778,841
Reinvested dividends	444,527	7,048,588	130,998	2,310,628	41,599	651,090	13,168	230,020
Shares redeemed	(945,777)	(15,474,785)	(1,144,826)	(20,338,380)	(188,853)	(3,041,028)	(126,871)	(2,238,842)
Net increase (decrease) in shares outstanding before automatic conversion	(160,613)	(2,910,766)	167,833	2,631,385	(76,920)	(1,252,113)	(69,119)	(1,229,981)
Shares issued/ (reacquired) upon automatic conversion	91,843	1,506,572	856,729	15,214,228	(56,274)	(912,675)	(52,369)	(920,609)
Net increase (decrease)	(68,770)	$(1,404,194)	1,024,562	$17,845,613	(133,194)	$(2,164,788)	(121,488)	$(2,150,590)

††  See Note 1

NOTES TO FINANCIAL STATEMENTS — October 31, 2019 — (continued)

	AIG Active Allocation Fund
	Class C				Class I
	For the year ended October 31, 2019		For the year ended October 31, 2018		For the year ended October 31, 2018††
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	111,184	$1,791,941	129,603	$2,293,162	1,683	$29,981
Reinvested dividends	67,730	1,064,188	44,461	778,225	728	12,814
Shares redeemed	(339,390)	(5,547,705)	(1,078,575)	(18,761,824)	(37,205)	(668,476)
Net increase (decrease) in shares outstanding before automatic conversion	(160,476)	(2,691,576)	(904,511)	(15,690,437)	(34,794)	(625,681)
Shares issued/ (reacquired) upon automatic conversion	(36,381)	(593,897)	(809,870)	(14,293,619)	—	—
Net increase (decrease)	(196,857)	$(3,285,473)	(1,714,381)	$(29,984,056)	(34,794)	$(625,681)

	AIG Focused Dividend Strategy Fund
	Class A				Class B
	For the year ended October 31, 2019		For the year ended October 31, 2018		For the year ended October 31, 2019		For the year ended October 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	27,634,448	$464,321,582	43,160,143	$788,291,541	1,297,385	$21,412,686	1,581,178	$28,860,316
Reinvested dividends	12,551,945	207,397,320	20,884,529	383,698,068	1,218,763	19,954,242	1,764,046	32,200,445
Shares redeemed	(105,254,025)	(1,748,315,942)	(106,034,820)	(1,936,974,781)	(6,192,482)	(102,504,165)	(4,271,319)	(77,473,260)
Net increase (decrease) in shares outstanding before automatic conversion	(65,067,632)	(1,076,597,040)	(41,990,148)	(764,985,172)	(3,676,334)	(61,137,237)	(926,095)	(16,412,499)
Shares issued/ (reacquired) upon automatic conversion	322,037	5,400,237	1,033,666	18,863,323	(241,121)	(3,992,033)	(84,789)	(1,523,744)
Net increase (decrease)	(64,745,595)	$(1,071,196,803)	(40,956,482)	$(746,121,849)	(3,917,455)	$(65,129,270)	(1,010,884)	$(17,936,243)

††  See Note 1

NOTES TO FINANCIAL STATEMENTS — October 31, 2019 — (continued)

	AIG Focused Dividend Strategy Fund
	Class C				Class W
	For the year ended October 31, 2019		For the year ended October 31, 2018		For the year ended October 31, 2019		For the year ended October 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	10,254,701	$169,449,964	19,048,548	$347,636,653	77,571,624	$1,291,114,933	105,953,189	$1,944,240,451
Reinvested dividends	10,174,698	166,465,498	15,567,124	283,881,500	16,859,131	278,288,034	23,437,431	429,707,543
Shares redeemed	(58,669,778)	(971,628,400)	(50,348,514)	(906,870,160)	(157,467,019)	(2,620,335,795)	(120,127,741)	(2,179,751,815)
Net increase (decrease) in shares outstanding before automatic conversion	(38,240,379)	(635,712,938)	(15,732,842)	(275,352,007)	(63,036,264)	(1,050,932,828)	9,262,879	194,196,179
Shares issued/ (reacquired) upon automatic conversion	(83,924)	(1,408,204)	(959,549)	(17,339,579)	—	—	—	—
Net increase (decrease)	(38,324,303)	$(637,121,142)	(16,692,391)	$(292,691,586)	(63,036,264)	$(1,050,932,828)	9,262,879	$194,196,179

	AIG Strategic Value Fund
	Class A
	For the year ended October 31, 2019		For the year ended October 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	251,172	$6,760,373	940,121	$28,730,867
Reinvested dividends	770,535	20,380,658	44,938	1,413,749
Shares redeemed	(1,006,603)	(27,611,800)	(978,138)	(30,688,113)
Net increase (decrease) in shares outstanding before automatic conversion	15,104	(470,769)	6,921	(543,497)
Shares issued/ (reacquired) upon automatic conversion	33,236	903,071	372,528	11,735,116
Net increase (decrease)	48,340	$432,302	379,449	$11,191,619

NOTES TO FINANCIAL STATEMENTS — October 31, 2019 — (continued)

	AIG Strategic Value Fund
	Class C				Class W
	For the year ended October 31, 2019		For the year ended October 31, 2018		For the year ended October 31, 2019		For the year ended October 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	183,271	$4,232,418	19,948	$577,907	126,581	$3,491,430	86,564	$2,719,765
Reinvested dividends	43,394	1,053,157	4,195	122,358	15,630	413,256	621	19,533
Shares redeemed	(196,639)	(4,872,754)	(1,019,078)	(28,713,253)	(65,998)	(1,789,987)	(43,686)	(1,366,567)
Net increase (decrease) in shares outstanding before automatic conversion	30,026	412,821	(994,935)	(28,012,988)	76,213	2,114,699	43,499	1,372,731
Shares issued/ (reacquired) upon automatic conversion	(36,302)	(903,071)	(402,439)	(11,735,116)	—	—	—	—
Net increase (decrease)	(6,276)	$(490,250)	(1,397,374)	$(39,748,104)	76,213	$2,114,699	43,499	$1,372,731
	AIG Select Dividend Growth Fund
	Class A				Class C
	For the year ended October 31, 2019		For the year ended October 31, 2018		For the year ended October 31, 2019		For the year ended October 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	240,049	$3,112,114	128,697	$2,251,300	308,800	$3,932,283	34,541	$589,424
Reinvested dividends	432,981	5,928,379	165,630	2,822,241	24,316	331,985	6,164	104,609
Shares redeemed	(448,820)	(6,321,289)	(465,193)	(8,030,816)	(115,285)	(1,575,746)	(25,789)	(443,946)
Net increase (decrease) in shares outstanding before automatic conversion	224,210	2,719,204	(170,866)	(2,957,275)	217,831	2,688,522	14,916	250,087
Shares issued/ (reacquired) upon automatic conversion	—	—	1,568	26,904	—	—	(1,578)	(26,904)
Net increase (decrease)	224,210	$2,719,204	(169,298)	$(2,930,371)	217,831	$2,688,522	13,338	$223,183

NOTES TO FINANCIAL STATEMENTS — October 31, 2019 — (continued)

	AIG Select Dividend Growth Fund
	Class W
	For the year ended October 31, 2019		For the year ended October 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	112,189	$1,539,948	46,239	$798,712
Reinvested dividends	16,609	227,018	3,031	51,524
Shares redeemed	(45,432)	(625,434)	(16,448)	(286,755)
Net increase (decrease) in shares outstanding before automatic conversion	83,366	1,141,532	32,822	563,481
Shares issued/ (reacquired) upon automatic conversion	—	—	—	—
Net increase (decrease)	83,366	$1,141,532	32,822	$563,481

Note 8.  Line of Credit

The Series, along with certain other funds managed by the Adviser, has access to a $75 million committed unsecured line of credit and a $50 million uncommitted unsecured line of credit. The committed and uncommitted lines of credit are renewable on an annual basis with State Street Bank and Trust Company ("State Street"), the Series' custodian. Interest is currently payable on the committed lines of credit at the higher of the Federal Funds Rate (but not less than zero) plus 125 basis points or the One-Month London Interbank Offered Rate (but not less than zero) plus 125 basis points and State Street's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 25 basis points per annum on the daily unused portion of the committed line of credit and a one-time closing fee of $25,000 on the uncommitted line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. For the year ended October 31, 2019, the following Funds had borrowings:

Fund	Days Outstanding	Interest Charges	Average Debt Utilized	Weighted Average Interest
AIG Focused Dividend Strategy	42	$90,740	$21,225,272	3.61%
AIG Strategic Value	8	726	887,500	3.69
AIG Select Dividend Growth	10	253	249,545	3.63

As of October 31, 2019, there were no borrowings outstanding.

Note 9.  Interfund Lending Agreement

Pursuant to the exemptive relief granted by the SEC, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended October 31, 2019, none of the Funds participated in this program.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of SunAmerica Series, Inc. and Shareholders of each of the five funds listed in the table below

Opinions on the Financial Statements

We have audited the financial statements and financial highlights of each of the funds listed in the table below (five of the funds constituting SunAmerica Series, Inc., hereafter collectively referred to as the "Funds") as of the date listed in the table below and for the periods listed in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of the date listed in the table below, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

SunAmerica Series, Inc.
AIG Multi-Asset Allocation Fund (1)
AIG Active Allocation Fund (1)
AIG Focused Dividend Strategy Fund (1)
AIG Select Dividend Growth Fund (1)
AIG Strategic Value Fund (2)

(1)  The statements of assets and liabilities, including the portfolios of investments, as of October 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019

(2)  The statement of assets and liabilities, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM — (continued)

Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
December 23, 2019

We have served as the auditor of one or more investment companies in the AIG Funds family of funds since 1984.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited)

Approval of the Investment Advisory and Management Agreement

The Board of Directors (the "Board" the members of which are referred to as "Directors") of SunAmerica Series, Inc. (the "Corporation"), including the Directors who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"), of the Corporation or its separate series (each, a "Fund," and collectively, the "Funds") or SunAmerica Asset Management, LLC ("SunAmerica"), approved the continuation of the Investment Advisory and Management Agreement between the Corporation, on behalf of the Funds, and SunAmerica (the "Advisory Agreement") for a one-year period ending June 30, 2020 at an in-person meeting held on June 4-5, 2019 (the "Meeting"). The Corporation currently consists of the following six separate Funds: AIG Active Allocation Fund ("Active Allocation Fund"), AIG Multi-Asset Allocation Fund ("Multi-Asset Allocation Fund"), AIG Focused Dividend Strategy Fund ("Dividend Strategy Fund"), AIG Focused Dividend Strategy II Fund, AIG Strategic Value Fund ("Strategic Value Fund ") and AIG Select Dividend Growth Fund ("Dividend Growth Fund").

In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica provided, materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement. These materials included, among other things: (a) a summary of the services provided to the Funds by SunAmerica and its affiliates; (b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent third-party provider of mutual fund data, on fees and expenses of the Funds and the investment performance of the Funds as compared with a peer group of funds, along with fee and performance data with respect to the Funds and any other mutual funds or other accounts advised by SunAmerica with similar investment objectives and/or strategies, as applicable; (c) information on the profitability of SunAmerica and its affiliates, and a discussion relating to indirect benefits; (d) information relating to economies of scale; (e) information about SunAmerica's general compliance policies and procedures and the services it provides to the Funds; (f) information about SunAmerica's risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of SunAmerica and its affiliates that are involved in the investment management, administration, compliance and risk management activities with respect to the Funds, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Directors, considered at the Meeting, and from time to time as appropriate, factors that it deemed relevant, including the following information:

Nature, Extent and Quality of Services Provided by SunAmerica. The Board, including the Independent Directors, considered the nature, extent and quality of services provided by SunAmerica. The Board noted that the services include acting as investment manager and adviser to the Funds, managing the daily business affairs of the Funds, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, legal, compliance, clerical and administrative services, and has authorized its officers and employees, if elected, to serve as officers or directors of the Corporation without compensation. The Board also noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers. In addition to the quality of the advisory services provided by SunAmerica, the Board considered the quality of the administrative and other services provided by SunAmerica to the Funds pursuant to the Advisory Agreement. The Board also considered the significant risks assumed by SunAmerica in connection with the services provided to the Funds including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all Funds.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, operations, legal and compliance departments and concluded that

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

they were adequate to meet the needs of the Funds. The Board also reviewed the personnel responsible for providing advisory services to the Funds and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices. The Board concluded, based on its experience and interaction with SunAmerica, that: (i) SunAmerica would continue to be able, to retain quality investment and other personnel; (ii) SunAmerica has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities; (iii) SunAmerica has been responsive to requests of the Board; and (iv) SunAmerica has kept the Board apprised of developments relating to the Funds and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered SunAmerica's reputation and long-standing relationship with the Funds and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2019, SunAmerica managed, advised and/or administered approximately $85.8 billion in assets. In addition, the Board considered SunAmerica's code of ethics and its commitment to compliance generally and with respect to its management and administration of the Funds. The Board also considered SunAmerica's risk management processes. The Board further observed that SunAmerica has developed internal procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds' prospectuses. The Board also reviewed SunAmerica's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact SunAmerica in effectively serving as the investment adviser to the Funds.

Investment Performance. The Board, including the Independent Directors, also considered the investment performance of SunAmerica with respect to the Funds. In connection with its review, the Board received and reviewed information regarding the investment performance of the Funds as compared to each Fund's peer universe ("Peer Universe") and/or peer group ("Peer Group") as independently determined by Broadridge and to an appropriate index or combination of indices, including the Fund's benchmarks. The Board was provided with a description of the methodology used by Broadridge to select the funds in the Peer Groups and Peer Universes.

The Board noted that performance information was for the periods ended March 31, 2019. The Board also noted that it regularly reviews the performance of the Funds throughout the year. The Board further noted that, while it monitors performance of the Funds closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

Active Allocation Fund. The Board considered that the Fund's performance was above the median of its Peer Group for the one-, three- and five-year periods. The Board further considered that the Fund underperformed its Peer Universe for the one-year period and outperformed its Peer Universe for the three- and five-year periods. The Board further considered that the Fund underperformed its Broadridge Index for the one-, three- and five-year periods. The Board noted management's discussion of the Fund's performance and concluded that the Fund's performance was satisfactory.

Multi-Asset Allocation Fund. The Board considered that the Fund's performance was below the medians of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board also considered that the Fund underperformed its Broadridge Index for the one-, three- and five-year periods. The Board took into account management's discussion of the reasons for the Fund's recent underperformance as well as management's discussion of the Fund's portfolio construction and investment strategy and concluded that the Fund's performance was being appropriately monitored.

Dividend Strategy Fund. The Board considered that the Fund's performance was above the medians of its Peer Group and Peer Universe for the one- and five-year periods and was below the medians of its Peer Group and Peer Universe

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

for the three-year period. The Board also considered that the Fund outperformed its Broadridge Index for the one- and five-year periods and underperformed its Broadridge Index for the three-year period. The Board noted management's discussion of the Fund's performance, and concluded that the Fund's performance was satisfactory.

Strategic Value Fund. The Board considered that the Fund's performance was below the medians of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board also considered that the Fund underperformed its Broadridge Index for the one- and three- year periods and outperformed its Broadridge Index for the five-year period. The Board noted management's discussion of the Fund's performance, including the Fund's investment approach, and concluded that the Fund's performance was being appropriately monitored.

Select Dividend Growth Fund. The Board noted that the Fund's performance was below the median of its Peer Group for the one-year period and was equal to the median of its Peer Group for the three-year period. The Board further considered that the Fund's performance was below the median of its Peer Universe for the one- and three-year periods. The Board further considered that the Fund underperformed its Broadridge Index for the one- and three-year periods. The Board noted management's discussion of the Fund's performance, including the impact of market conditions on the Fund's performance, and concluded that the Fund's performance is being appropriately monitored.

Consideration of the Management Fees and the Cost of the Services and Profits to be Realized by SunAmerica and its Affiliates from the Relationship with the Funds. The Board, including the Independent Directors, received and reviewed information regarding the fees paid by the Funds to SunAmerica pursuant to the Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica or its affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the management fee for each of the Funds, the Board received reports independently prepared by Broadridge. The reports showed comparative fee information for each Fund's Peer Group and/or Peer Universe, as determined by Broadridge, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Fund to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees and (ii) actual total operating expenses. In considering each Fund's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to certain classes of AIG Strategic Value Fund and AIG Select Dividend Growth Fund. The Board also considered the voluntary fee waivers and/or expense reimbursements being made by SunAmerica with respect to the AIG Active Allocation Fund and AIG Multi-Asset Allocation Fund (collectively, the "Allocation Funds"). The Board further considered that, unlike the funds in the Peer Group and Peer Universe, the fee waivers and/or reimbursements being made by SunAmerica with respect to the Funds are only reflected in the total expenses category of the Broadridge reports, rather than also being reflected as specific management fee waivers in the actual management fees category of the Broadridge reports. As a result, the Board took into account that the actual management fees presented by Broadridge for the funds in the Peer Group and Peer Universe may appear lower on a relative basis. The Board also considered the various expense components of the Funds and compared each Fund's net expense ratio (taking into account the contractual fee caps) to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of each Fund's management fee. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds.

The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Funds, as applicable. The Board noted that certain of the mutual funds identified as similar to certain of the Funds are sold only in the variable annuity market and, accordingly, are

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

in different Broadridge classifications, with peer groups consisting of funds underlying variable insurance products. The Board further noted that SunAmerica serves as subadviser to certain of these similar mutual funds and observed that the services SunAmerica provides as subadviser are much more limited in scope than in its role as investment manager and adviser to the Funds. The Board then noted the management fees paid by the Funds were reasonable as compared to the fees SunAmerica was receiving from other mutual funds and accounts for which it serves as adviser or subadviser.

Active Allocation Fund. The Board considered that the Fund's actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the medians of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Multi-Asset Allocation Fund. The Board considered that the Fund's actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the medians of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Dividend Strategy Fund. The Board considered that the Dividend Strategy Fund's actual management fees were below the medians of its Peer Group and Peer Universe. The Board also considered that the Portfolio's total expenses were below the median of its Peer Group and above the median of its Peer Universe.

Strategic Value Fund. The Board considered that the Fund's actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the medians of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Select Dividend Growth Fund. The Board considered that the Fund's actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were below the median of its Peer Group and were above the median of its Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Profitability. The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from their relationship with the Funds. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provides the Funds and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Funds on a Fund by Fund basis, as well as an Investment Management Profitability Analysis prepared by an independent information service, Broadridge. In particular, the Board considered the contractual and voluntary fee waivers and/or expense reimbursements agreed to by SunAmerica.

The Board considered the profitability of SunAmerica under the Advisory Agreement and considered the profitability of SunAmerica's affiliates under the Rule 12b-1 Plans. Additionally, the Board considered whether SunAmerica and its affiliates received any indirect benefits from the relationship with the Funds. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Funds. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board concluded that SunAmerica had the financial resources necessary to perform its obligations under the Advisory Agreement and to continue to provide the Funds with the high quality services that it had provided in the past. The Board further concluded that the management fees payable by the Funds under the Advisory Agreement were reasonable in light of the factors discussed above.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT — (unaudited) (continued)

Economies of Scale. The Board, including the Independent Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Funds. The Board considered that as a result of being part of the AIG fund complex, the Funds share common resources and may share certain expenses, and if the size of the complex increases, each fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board also took into account that the management fee arrangements with respect to AIG Focused Dividend Strategy Fund included breakpoints that will adjust the fee downward as the size of those Funds increase, thereby allowing the shareholders to participate in any economies of scale. The Board further noted that, with respect to the AIG Strategic Value Fund and AIG Select Dividend Growth Fund, SunAmerica has agreed to contractually cap the total annual operating expenses of certain classes of the Funds, at certain levels. The Board also noted that with respect to the Allocation Funds, SunAmerica has agreed to voluntarily cap the total annual operating expenses of certain classes of the Funds, at certain levels. The Board observed that those expense caps benefited shareholders by limiting total fees even in the absence of breakpoints. The Board concluded that the Funds' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of additional breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

Other Factors. In consideration of the Advisory Agreement the Board also received information regarding SunAmerica's brokerage and soft dollar practices. The Board considered that SunAmerica is responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from SunAmerica and from an independent third party which included information on brokerage commissions and execution throughout the year. The Board also considered the benefits SunAmerica derives from its soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to SunAmerica in return for allocating brokerage.

Conclusion. After a full and complete discussion, the Board approved the Advisory Agreement for a one-year period ending June 30, 2020. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Directors, was satisfied that the terms of the Advisory Agreement and were fair and reasonable and in the best interests of the respective Funds and the Funds' shareholders. In arriving at a decision to approve the Advisory Agreement the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Director may have attributed different weights to different factors. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination.

DIRECTOR AND OFFICER INFORMATION — October 31, 2019 — (unaudited)

The following table contains basic information regarding the Directors and Officers that oversee operations of the Funds and other investment companies within the Fund Complex.

Name and Age	Position(s) Held With SunAmerica Complex	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorship(s) Held by Director During Past Five Years(3)
Disinterested Directors
Dr. Judith L. Craven Age: 73	Director	2001-present	Retired.	73	Director A.G. Belo Corp. (media company) (1992 to 2014); Director, Sysco Corp. (food marketing and distribution company) (1996 to 2017); Director, Luby's, Inc. (1998 to present).
William F. Devin Age: 80	Director	2001-present	Retired.	24	None
Richard W. Grant Age: 73	Director Chairman of the Board	2011-present	Retired.	24	None
Stephen J. Gutman Age: 76	Director	2001-present	Senior Vice President and Associate Broker. The Corcoran Group (real estate) (2002 to present); President, SJG Marketing Inc. (2009 to present).	24	None
Eileen A. Kamerick Age: 60	Director	2018-present	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor of Law, University of Chicago, Washington University in St. Louis and University of Iowa law schools (2007 to Present); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014).	24

Hochschild Mining plc (precious metals company) (2016 to Present); Associated Banc-Corp (financial services company) (2007 to Present); Legg Mason Closed End Funds (registered investment companies) (2013 to Present); Westell Technologies, Inc. (technology company) (2003 to 2016).

DIRECTOR AND OFFICER INFORMATION — October 31, 2019 — (unaudited) (continued)

Name and Age	Position(s) Held With SunAmerica Complex	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorship(s) Held by Director During Past Five Years(3)
Interested Director
Peter A. Harbeck(4) Age: 66	Director	2001-present	Retired June 2019; formerly President, CEO (1997 to 2019), and Director (1992 to 2019), SunAmerica; Director, AIG Capital Services, Inc. ("ACS") (1993 to 2019); Chairman, President and CEO, Advisor Group, Inc. (2004 to 2016).	73	None

(1)  Directors serve until their successors are duly elected and qualified.

(2)  The term "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or any investment adviser that is an affiliate of the Adviser. The "Fund Complex" includes SunAmerica Series, Inc. (6 funds), SunAmerica Money Market Funds, Inc. ("SAMMF") (1 fund), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (3 funds), Anchor Series Trust ("AST") (5 portfolios), SunAmerica Senior Floating Rate Fund, Inc. ("SASFRF") (1 fund), SunAmerica Series Trust ("SAST") (59 portfolios), VALIC Company I ("VALIC I") (34 portfolios), VALIC Company II "VALIC II" (15 funds), Seasons Series Trust ("SST") (19 portfolios) and SunAmerica Specialty Series (6 portfolios).

(3)  Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

(4)  Mr. Harbeck is considered to be an Interested Trustee because he owns shares of American International Group, Inc., the ultimate parent of the Adviser. Until his retirement on June 28, 2019, he served as President, CEO and Director of SunAmerica and Director of ACS.

Additional information concerning the Directors is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

DIRECTOR AND OFFICER INFORMATION — October 31, 2019 — (unaudited) (continued)

Name and Age	Position(s) Held With SunAmerica Complex	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Officers
John T. Genoy Age: 51	President	2007-present	Chief Financial Officer, SunAmerica (2002 to present); Senior Vice President, SunAmerica (2004 to present); Chief Operating Officer, SunAmerica (2006 to present).
Sharon French Age: 54	Executive Vice President	2019-present

President and CEO of SunAmerica (since 2019); Vice President of AIG (since 2019); Executive Vice President and Head of Beta Solutions, OppenheimerFunds (2016-2019); President, F-Squared Capital, LLC (financial services) (2013-2015).

Gregory N. Bressler Age: 53	Secretary	2005-present	Senior Vice President and General Counsel, SunAmerica (2005 to present).
Kathleen Fuentes Age: 50	Chief Legal Officer and Assistant Secretary	2013-present	Vice President and Deputy General Counsel, SunAmerica (2006 to present).
James Nichols Age: 53	Vice President	2006-present	Director, President and CEO, ACS (2006 to present); Senior Vice President, SunAmerica (2002 to present).
Gregory R. Kingston Age: 53 2919 Allen Parkway Houston, Texas 77019	Treasurer	2014-present	Vice President, SunAmerica (2001 to present); Head of Mutual Fund Administration, SunAmerica (2014 to present).
Shawn Parry Age: 47 2919 Allen Parkway Houston, Texas 77019	Vice President and Assistant Treasurer	2014-present	Assistant Vice President, SunAmerica (2005 to 2014); Vice President, SunAmerica (2014 to present).
Donna McManus Age: 58	Vice President and Assistant Treasurer	2014-present	Managing Director, BNY Mellon (2009-2014); Vice President, SunAmerica, (2014 to present).
Timothy Pettee Age: 60	Vice President	2018-present	Chief Investment Officer, SunAmerica (2018 to Present); Lead Portfolio Manager-Rules Based Funds (2013 to Present); Chief Investment Officer (2003 to 2013).
Christopher C. Joe Age: 50 2919 Allen Parkway Houston. Texas 77019	Chief Compliance Officer	2017 to present

Chief Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2017-Present); Chief Compliance Officer, The Variable Annuity Life Insurance Company (2017-Present); Chief Compliance Officer, Invesco PowerShares (2012-2017); Chief Compliance Officer, Invesco Investment Advisers, LLC (2010-2013); U.S. Compliance Director, Invesco Ltd. (2006-2014); Deputy Chief Compliance Officer, Invesco Advisers, LLC (2014-2015).

Matthew J. Hackethal Age: 47	Anti-Money Laundering ("AML") Compliance Officer	2006-present

Acting Chief Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2016 to 2017); Chief Compliance Officer, SunAmerica (2006 to Present); Chief Compliance Officer, The Variable Annuity Life Insurance Company (2016 to 2017); AML Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2006 to Present); and Vice President, SunAmerica (2011 to Present).

SHAREHOLDER TAX INFORMATION — (unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon each Portfolio's income and distributions for the taxable year ended October 31, 2019. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to shareholders in early 2020.

Portfolio	Net Long-Term Capital Gains
AIG Multi-Asset Allocation	$—
AIG Active Allocation	6,086,498
AIG Focused Dividend Strategy	536,010,979
AIG Strategic Value	14,300,246
AIG Select Dividend Growth	3,881,048

For the year ended October 31, 2019, the percentage of the dividends paid from ordinary income for the following portfolios qualified for the dividends received deductions for corporations.

Portfolio	Percentage
AIG Multi-Asset Allocation	35.96%
AIG Active Allocation	32.98
AIG Focused Dividend Strategy	64.67
AIG Strategic Value	67.47
AIG Select Dividend Growth	70.00

The AIG Multi-Asset Allocation Fund and AIG Active Allocation Fund intend to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended October 31, 2019, were $72,658 and $46,025 respectively. The gross foreign source income for the information reporting is $817,902 and $467,897 respectively.

For the year ended October 31, 2019, certain dividends paid by the following Portfolios may be subject to a maximun tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

Portfolio	Amount
AIG Multi-Asset Allocation	$5,784,227
AIG Active Allocation	3,214,405
AIG Focused Dividend Strategy	295,515,778
AIG Strategic Value	8,826,201
AIG Select Dividend Growth	2,630,151

COMPARISONS: FUNDS vs. THE INDICES — (unaudited)

As required by the Securities and Exchange Commission, the graphs on the following pages compare the performance of a $10,000 investment in the Funds to a similar investment in an index or indices. Please note that "inception," as used herein, reflects the date on which a specific class of a Fund commenced operations. It is important to note that the Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of Class A shares of each Fund. The performance of the other classes will vary based upon the differences in sales charges and fees assessed to shareholders of that class.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

AIG Multi-Asset Allocation Fund Class A shares returned 4.34% (before maximum sales charge) for the 12 months ended October 31, 2019. The Portfolio underperformed its primary, broad-based benchmark, the Russell 3000 Index,* which returned 13.49% for the same period. The Fund also underperformed a blended benchmark (the "Blended Index"), comprised 55% Russell 3000 Index, 10% of the MSCI ACWI ex-U.S. (Net),* 25% of the Bloomberg Barclays U.S. Universal Index* and 10% of the Bloomberg Commodity Index,* which returned 11.36%.

The Fund allocates its assets among a combination of underlying AIG Funds. Accordingly, the key indicators of performance are underlying fund performance and asset allocation, rather than individual security or sector selection.

The Adviser will generally allocate approximately 10% of the Portfolio among ten individual asset classes through investments in underlying AIG Funds. During the annual period, allocations to the five major asset classes in which the Fund invests – domestic equities, international equities, commodity strategies, global strategies and domestic fixed income securities – were maintained close to their strategic target weights of 50%, 10%, 10%, 10% and 20% respectively,

The Fund's credit-oriented fixed income fund results fell sharply at the beginning of the period but also rebounded sharply during the first half of 2019. Allocations to the AIG Senior Floating Rate Fund were reduced during the annual period as we believed the U.S. Federal Reserve's move toward lowering short-term interest rates reduced the attractiveness of floating rate securities. Allocations to the AIG Strategic Bond Fund were increased during the period to gain more exposure to longer-term fixed income securities, which we believed to be an attractive opportunity. International equity allocations were below target in the first half of the period but were increased during the second half as valuations fell significantly and we believed economic growth overseas appeared to be bottoming.

During the annual period, the primary driver of underperformance relative to the Blended Index was underlying fund performance. The portfolio's allocations to AIG Small-Cap Fund, AIG Focused Growth Fund, AIG Strategic Value Fund and AIG Select Dividend Growth Fund detracted the most from relative returns, as each substantially underperformed its respective benchmark. These detractors were only partially offset by allocations to AIG Income Explorer Fund and AIG Japan Fund, both of which outperformed their respective benchmarks.

Asset allocation decisions also detracted from results during the period. This was mostly driven by exposure to sub-asset classes in equities and fixed income. Exposure to small-cap U.S. equities, U.S. value equities, and corporate credit detracted from relative results. Partially offsetting those detractors was exposure to large-cap U.S. stocks and growth stocks, which contributed to relative results.

Past performance is no guarantee of future results.

*  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. The MSCI ACWI ex-U.S. (Net) is a free float-adjusted market capitalization-weighted index designed to provide a broad measure of the global equity market performance of 45 developed and emerging markets throughout the world, excluding the U.S. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Bloomberg Barclays U.S. Universal Index is an index covering USD-denominated, taxable bonds that are rated either investment grade or high yield. The Bloomberg Commodity Index is a broadly diversified index made up of 22 exchange-traded futures on physical commodities weighted to account for economic significance and market liquidity. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction. The Fund will indirectly bear its proportionate share of the management fees and other expenses paid by the underlying funds in which it invests. Asset allocation does not assure a profit or protect against a decline in a down market.

Shareholders should carefully consider the investment objectives, risks, charges and expenses of the Fund's underlying fund investments before investing. This and other important information is contained in the Prospectuses of the underlying funds, which can be obtained from your financial adviser or from the AIG Funds Sales Desk at 800-858-8850, ext. 6003. Read the Prospectus carefully before investing.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in AIG Multi-Asset Allocation Fund Class A shares would be valued at $16,840. The same amount invested in securities mirroring the performance of the Russell 3000® Index** would be valued at $35,840.

	Class A		Class B		Class C
SunAmerica Multi-Asset Allocation Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	-1.69%	4.34%	-0.39%	3.61%	2.66%	3.66%
5 year return	2.96%	22.77%	3.13%	18.68%	3.51%	18.83%
10 year return	5.35%	78.71%	5.40%	69.28%	5.29%	67.46%
Since Inception*	5.21%	151.28%	5.25%	138.30%	4.90%	125.26%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02.

**  The Russell 3000® Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2019, the AIG Multi-Asset Allocation Fund Class A returned -1.69% compared to 13.49% for the Russell 3000® Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

AIG Active Allocation Fund Class A shares returned 5.06% (before maximum sales charge) for the 12 months ended October 31, 2019. The Fund underperformed its primary benchmark, the Russell 3000 Index,* a broad measure of the U.S. equities asset class, which returned 13.49% for the same period. The Fund also underperformed a blended benchmark (the "Blended Index"), comprised 50% of the Russell 3000 Index, 10% of the MSCI ACWI ex-U.S. (Net)* and 40% of the Bloomberg Barclays U.S. Universal Index,* which returned 12.84%.

The Fund allocates its assets among a combination of underlying AIG Funds. Accordingly, the key indicators of performance are underlying fund performance and asset allocation, rather than individual security or sector selection.

The Adviser will generally allocate the Fund among five major asset classes – domestic equities, international equities, commodity strategies, global strategies and domestic fixed income securities. During the period, exposure to international equities was increased due to the decline of international valuations relative to U.S. equities and our belief that non-U.S. economic growth appeared to be slowing. Additionally, the Fund's allocation to below investment grade fixed income was reduced in the second part of the annual period in order to reduce the Fund's exposure to credit risk.

The primary driver of underperformance relative to the Blended Index during the annual period was underlying fund performance. The portfolio's allocations to AIG Income Explorer Fund and AIG Japan Fund contributed positively, as both out performed their benchmarks. However, these positive contributors were more than offset by the significant underperformance of other funds versus their respective benchmarks, most notably the AIG Focused Growth Fund, the AIG U.S. Government Securities Fund and the AIG Strategic Value Fund.

Overall, asset allocation decisions detracted from performance during the annual period. An underweight to fixed income securities, an overweight to equities early in the annual period, and an exposure to commodities also dampened performance relative to the Blended Index.

Within sub-asset classes the exposures to small-cap U.S. equities, high-yield bonds and bank loans were each detractors during the period. Having an exposure to large-cap growth equities contributed positively to relative performance, but only partially offset the effect felt from the detractors.

Past performance is no guarantee of future results.

*  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. The MSCI ACWI ex-U.S. (Net) is a free float-adjusted market capitalization-weighted index designed to provide a broad measure of the global equity market performance of 44 global developed and emerging markets throughout the world, excluding the U.S. Net total return indices reinvest dividends after the deduction of withholdings taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Bloomberg Barclays U.S. Universal Index is an index covering USD-denominated, taxable bonds that are rated either investment grade or high yield. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction. The Fund will indirectly bear its proportionate share of the management fees and other expenses paid by the underlying funds in which it invests. Asset allocation does not assure a profit or protect against a decline in a down market.

Shareholders should carefully consider the investment objectives, risks, charges and expenses of the Fund's underlying fund investments before investing. This and other important information is contained in the Prospectuses of the underlying funds, which can be obtained from your financial adviser or from the AIG Funds Sales Desk at 800-858-8850, ext. 6003. Read the Prospectus carefully before investing.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in AIG Active Allocation Fund Class A shares would be valued at $17,787. The same amount invested in securities mirroring the performance of the Russell 3000® Index** would be valued at $35,840.

	Class A		Class B		Class C
SunAmerica Active Allocation Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	-1.01%	5.06%	0.45%	4.35%	3.42%	4.39%
5 year return	3.23%	24.33%	3.40%	20.20%	3.78%	20.38%
10 year return	5.93%	88.71%	5.99%	78.93%	5.88%	76.99%
Since Inception*	5.25%	152.73%	5.28%	139.77%	4.94%	126.83%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02.

**  The Russell 3000® Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2019, the AIG Active Allocation Fund Class A returned -1.01% compared to 13.49% for the Russell 3000® Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

AIG Focused Dividend Strategy Fund Class A shares returned 5.42% (before maximum sales charge) for the 12 months ended October 31, 2019. While posting positive absolute returns, the Fund underperformed its benchmark, the S&P 500 Index,* which returned 14.33% for the same period.

The Fund employs a "buy and hold" strategy with up to 30 high dividend-yielding equity securities, which are selected on an annual basis. The first 10 stocks selected represent the 10 highest yielding stocks within the Dow Jones Industrial Average, a strategy popularized as the "Dogs of the Dow." The next 20 stocks are selected from the Russell 1000® Index,† although stocks in Utilities and Financials are generally excluded. The criteria used to select these 20 stocks generally include dividend yield as well as a combination of factors that relate to profitability and valuation.

The primary driver of the Fund's underperformance during the annual period was its focus on high dividend-paying companies, as this equity market segment underperformed the S&P 500 Index during the annual period. Having an underweight exposure to companies with high price/earnings ratios, which were generally rewarded during the annual period, also hindered results.

From a sector perspective, weak stock selection in Consumer Discretionary, Consumer Staples, Communication Services, Health Care and Materials detracted most. Having no exposure to Real Estate and Utilities, which were the two best performing sectors in the S&P 500 Index during the annual period, also hurt. These detractors were partially offset by the positive contribution made by having an overweight exposure to and effective stock selection in Information Technology, which was the third-strongest performing sector in the S&P 500 Index during the annual period. Having an underweight allocation to and strong stock selection in Financials, which lagged the S&P 500 Index during the annual period, also boosted the Fund's relative results. While an overweight to Energy, the weakest-performing sector in the S&P 500 Index during the annual period, detracted, it was more than offset by individual stock selection in the sector, which contributed positively.

The primary individual stock detractors from the Fund's relative results during the annual period were department store retailer Macy's, women's apparel and beauty products seller L Brands, apparel and accessories retailer The Gap, food products producer Kraft Heinz and technology hardware company HP. The individual stocks that contributed most positively to the Fund's relative results during the annual period included semiconductor company KLA, semiconductor company Lam Research, biopharmaceuticals company Bristol-Myers Squibb, consumer products manufacturer Procter & Gamble and major home appliances manufacturer Whirlpool.

Past performance is no guarantee of future results.

*  The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

†  The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

Indices are not managed and an investor cannot invest directly into an index.

Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies and may have fewer resources and a greater risk of business failure than do large companies. The Fund will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Fund will not use certain techniques available to other mutual funds to reduce stock market exposure, the Fund may be more susceptible to general market declines than other mutual funds.

The Fund's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in AIG Focused Dividend Strategy Fund Class A shares would be valued at $31,408. The same amount invested in securities mirroring the performance of the S&P 500 Index** would be valued at $36,097.

	Class A		Class B		Class C		Class W
Focused Dividend Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	-0.64%	5.42%	0.81%	4.72%	3.80%	4.78%	5.66%	5.66%
5 year return	5.78%	40.51%	6.04%	35.99%	6.35%	36.05%	7.26%	41.95%
10 year return	12.13%	233.30%	12.21%	216.38%	12.06%	212.26%	N/A	N/A
Since Inception*	6.95%	347.10%	6.98%	323.91%	6.55%	288.90%	9.16%	76.20%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 6/08/98; Class B 6/08/98; Class C 6/08/98; Class W 5/15/13.

**  The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2019, the AIG Focused Dividend Strategy Fund Class A returned -0.64% compared to 14.33% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

AIG Strategic Value Fund Class A shares returned 4.08% (before maximum sales charge) for the 12 months ended October 31, 2019. While posting positive absolute returns, the Fund underperformed its benchmark, the Russell 3000® Value Index,* which returned 10.65%.

The Fund's principal investment strategy is based on value. The value-oriented philosophy to which we subscribe is that of investing in securities believed to be undervalued in the market. The principal investment technique we employ in the Fund is a "buy and hold" strategy with equity securities selected annually from the Russell 3000 Value Index. The portfolio managers select securities through extensive quantitative research, which includes the use of a multi-factor model employed to identify and rank companies within the Russell 3000 Value Index. Through our proprietary selection process, we select approximately 100 securities from the Russell 3000 Value Index.

During the annual period ended October 31, 2019, stock selection was the primary driver of the Fund's relative underperformance, especially in the Information Technology, Health Care, Consumer Staples, Real Estate, Energy and Consumer Discretionary sectors. Allocation positioning in the Consumer Staples and Real Estate sectors further hampered relative results. These detractors were partially offset, however, by the positive contributions made by effective security selection in Financials, Industrials and Utilities. Having overweight exposures to Information Technology and Industrials, which each outpaced the Russell 3000 Value Index during the annual period, also proved beneficial.

Among individual holdings, the Fund was hurt most during the annual period by positions in information technology services provider DXC Technology, food products producer Kraft Heinz, retail drugstore operator Walgreens Boot Alliance, oil and gas exploration and production company Occidental Petroleum and technology hardware manufacturer Cisco Systems. The leading individual positive contributors to the Fund's relative results during the annual period included utilities company FirstEnergy, global asset management company Legg Mason, semiconductor company Intel, global financial services company Bank of New York Mellon and diversified technology and manufacturing company Honeywell International.

Past performance is no guarantee of future results.

*  The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not managed and an investor cannot invest directly into an index.

Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies and may have fewer resources and a greater risk of business failure than do large companies.

The Fund's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in AIG Strategic Value Fund Class A shares would be valued at $23,796. The same amount invested in securities mirroring the performance of the Russell 3000® Value Index** would be valued at $30,797.

	Class A		Class C		Class W
SunAmerica Strategic Value Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	-1.90%	4.08%	2.35%	3.26%	3.99%	3.99%
5 year return	3.82%	27.98%	4.33%	23.60%	N/A	N/A
10 year return	9.06%	152.44%	8.96%	135.90%	N/A	N/A
Since Inception*	7.23%	328.71%	6.84%	275.41%	5.15%	13.57%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/01/99; Class C 11/01/99; Class W 4/20/17.

**  The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2019, the AIG Strategic Value Fund Class A returned -1.90% compared to 10.65% for the Russell 3000® Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

AIG Select Dividend Growth Fund Class A shares returned 7.51% (before maximum sales charge) for the 12 months ended October 31, 2019. While posting positive absolute returns, the Fund underperformed its benchmark, the Russell 1000® Index,* which returned 14.15%.

The Fund's principal investment strategy is based on a rules-based approach that uses both dividend growth and other value criteria to invest in dividend-paying stocks. The Fund uses this disciplined stock approach to screen the Russell 1000 Index (the "Russell 1000") and identify 40 stocks with historical dividend growth and attractive valuation and profitability characteristics.

U.S. equities posted broad-based gains during the annual period, as large-cap stocks led the market higher. In terms of style, growth outperformed value across the capitalization spectrum. Also, lower dividend-yielding stocks generally outperformed the market. Therefore, the Fund's overweight allocation to higher dividend-yielding stocks was the primary detractor to performance.

From a sector perspective, security selection among Consumer Discretionary, Consumer Staples, Financials and Communication Services companies drove the Fund's underperformance. Having an underweight allocation to the strongly-performing Information Technology sector also detracted from relative results, though it was more than offset by stock selection in the sector, which contributed positively. Having an underweight allocation to and effective stock selection in Energy, the only sector to post a negative absolute return in the Russell 1000 during the annual period, also boosted the Fund's relative results. Having an overweight exposure to Industrials, which outperformed the Russell 1000 during the annual period, and having an underweight exposure to Health Care, which underperformed the Russell 1000 during the annual period, helped as well.

Among individual holdings, the Fund was hurt most during the annual period by positions in department store retailer Macy's, women's apparel and beauty products seller L Brands, apparel and accessories retailer The Gap, tobacco company Altria Group and marketing and technology services provider Nielsen Holdings. Conversely, among the leading individual positive contributors to the Fund's results were chicken and other foods producer Tyson Foods, semiconductor company KLA, specialty insurance company Assurant, information technology hardware provider Western Digital and technology storage and data management solutions provider NetApp.

Past performance is no guarantee of future results.

*  The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Indices are not managed and an investor cannot invest directly into an index.

Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies and may have fewer resources and a greater risk of business failure than do large companies.

The Fund's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

COMPARISONS: FUNDS vs. THE INDICES — (unaudited) (continued)

Since inception, $10,000 invested in AIG Select Dividend Growth Fund Class A shares would be valued at $14,186. The same amount invested in securities mirroring the performance of the Russell 1000® Index** would be valued at $17,803.

	Class A		Class C		Class W
SunAmerica Select Dividend Growth Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	1.34%	7.51%	5.94%	6.84%	7.76%	7.76%
5 year return	6.09%	42.57%	6.53%	37.20%	7.46%	43.29%
Since Inception*	6.56%	50.56%	6.91%	44.42%	7.83%	51.43%

#  For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 5/02/14; Class C 5/02/14; Class W 5/02/14.

**  The Russell 1000® Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Indices are not managed and an investor cannot invest directly into an index.

For the 12 month period ended October 31, 2018, the AIG Select Dividend Growth Fund Class A returned 1.34% compared to 14.15% for the Russell 1000® Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

AIG Funds

Harborside 5
185 Hudson Street, Suite 3300
Jersey City, NJ 07311

Directors

Richard W. Grant

Peter A. Harbeck

Dr. Judith L. Craven

William F. Devin

Stephen J. Gutman

Eileen A. Kamerick

Officers

John T. Genoy, President
and Chief Executive Officer

Sharon French, Executive Vice President

Gregory R. Kingston, Treasurer

Shawn Parry, Vice President and Assistant Treasurer

Donna McManus, Vice President and Assistant Treasurer

James Nichols, Vice President

Tim Pettee, Vice President

Gregory N. Bressler, Secretary

Kathleen Fuentes, Chief Legal Officer
and Assistant Secretary

Christopher C. Joe, Chief Compliance Officer

Matthew Hackethal, Anti-Money Laundering Compliance Officer

Investment Adviser

SunAmerica Asset Management, LLC.
Harborside 5
185 Hudson Street, Suite 3300
Jersey City, NJ 07311

Distributor

AIG Capital Services, Inc.
Harborside 5
185 Hudson Street, Suite 3300
Jersey City, NJ 07311

Shareholder Servicing Agent

AIG Fund Services, Inc.
Harborside 5
185 Hudson Street, Suite 3300
Jersey City, NJ 07311

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02110

Transfer Agent

DST Asset Manager Solutions, Inc.
303 W 11th Street
Kansas City, MO 64105

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Series uses to determine how to vote proxies relating to securities held in the Funds which is available in the Series' Statement of Additional Information, may be obtained without charge upon request, by calling (800) 858-8850. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD ON SUNAMERICA SERIES, INC. FUNDS

Information regarding how SunAmerica Series, Inc. Funds voted proxies relating to securities held in the SunAmerica Series, Inc. Funds during the most recent twelve month period ended June 30 is available, once filed with the U.S. Securities and Exchange Commission, without charge, upon request, by calling (800)858-8850 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS

The Series is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Series' Forms N-PORT are available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

DELIVERY OF SHAREHOLDER DOCUMENTS

The Funds have adopted a policy that allows them to send only one copy of a Fund's prospectus, proxy material, annual report and semi-annual report (the "shareholder documents") to shareholders with multiple accounts residing at the same "household." This practice is called householding and reduces Fund expenses, which benefits you and other shareholders. Unless the Funds receive instructions to the contrary, you will only receive one copy of the shareholder documents. The Funds will continue to household the shareholder documents indefinitely, until we are instructed otherwise. If you do not wish to participate in householding, please contact Shareholder Services at (800) 858-8850 ext. 6010 or send a written request with your name, the name of your fund(s) and your account number(s) to AIG Funds, P.O. Box 219186, Kansas City MO, 64121-9186. We will resume individual mailings for your account within thirty (30) days of receipt of your request.

This report is submitted solely for the general information of shareholders of the Funds. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

Go Paperless!!

Did you know that you have the option to
receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It's Quick — Fund documents will be received faster than via traditional mail.

It's Convenient — Elimination of bulky documents from personal files.

It's Cost Effective — Reduction of your Fund's printing and mailing costs.

To sign up for electronic delivery, follow these simple steps:

1	Go to www.aig.com/funds
2	Click on the link to "Go Paperless!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.aig.com/funds at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note — this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

AIG Funds are advised by SunAmerica Asset Management, LLC (SAAMCo) and distributed by AIG Capital Services, Inc. (ACS), Member FINRA. Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311, 800-858-8850. SAAMCo and ACS are members of American International Group, Inc. (AIG).

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, from the AIG Funds Sales Desk at 800-858-8850, ext. 6003, or at aig.com/funds. Read the prospectus carefully before investing.

FOANN - 10/19

aig.com/funds

Item 2.       Code of Ethics

SunAmerica Series, Inc. (the “registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (the “Code”). During the fiscal year ended October 31, 2019, there were no reportable waivers or implicit waivers to a provision of the code that applies to the registrant’s Principal Executive and Principal Accounting Officers (the “Covered Officers”). During the fiscal year ended October 31, 2019, however, the Code has been amended to reflect changes to the titles of the Covered Officers.

Item 3.       Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Eileen A. Kamerick, a director of the registrant, qualifies as an audit committee financial expert, as defined in item 3(b) of Form N-CSR. Ms. Kamerick is considered to be “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.       Principal Accountant Fees and Services.

(a)—(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2018	2019
(a) Audit Fees	$158,626	$163,384
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$88,696	$91,299
(d) All Other Fees	$0	$0

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2018	2019
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$36,429	$0

(e)          (1)         The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non- audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

(2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not applicable.

(g)          The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provide ongoing services to the registrant for 2018 and 2019 were $209,959 and $108,041 respectively.

(h)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11.  Controls and Procedures.

(a)         An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)         There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the most recent fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal contro1 over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.  Exhibits.

(a)         (1)         Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(2)         Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3)         Not applicable.

(4)         Not applicable.

(b)         Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes- Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Series, Inc.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: January 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: January 7, 2020

By:	/s/ Gregory R. Kingston
Gregory R. Kingston
Treasurer

Date: January 7, 2020